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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                     WHITE MOUNTAINS INSURANCE GROUP, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:
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/x/ Fee paid previously with preliminary materials.

/x/ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $226,132.85

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(2) Form, Schedule or Registration Statement No.: 333-87649

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(3) Filing Party: White Mountains Insurance Group (Arizona), Inc.

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(4) Date Filed: September 23, 1999
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                                    [Logo]

                                                              September 27, 1999

Dear Fellow Shareholder:

     We are pleased to present a proposal for reorganizing and redomesticating your company from Delaware, its current place of incorporation, to Bermuda. We believe the reorganization will add shareholder value over time as it will enable our company to gain business advantages that are not currently available under our corporate structure. The redomestication of our company will offer us greater flexibility in structuring international business activities. We believe that the opportunities include (1) a more favorable corporate structure for the formation and growth of non-U.S. based insurance and/or reinsurance operations,
(2) an enhanced ability to compete with non-U.S. insurance/reinsurance entities,
(3) an enhanced ability to pursue business combinations with non-U.S. entities, including Bermuda companies, (4) an expansion of the investor base as our company's shares may become more attractive to non-U.S. investors, and
(5) increased visibility among the investment banking community arising from its perception of the company's enhanced corporate structure. In addition, after the reorganization, our company will be taxable in the United States only on that portion of its worldwide income that is attributable to the United States or United States subsidiaries.

     If the reorganization is approved and the company changes domicile, the number of shares you own and your relative economic ownership in our company will remain unchanged. However, you will then hold common shares in a Bermuda company, White Mountains Insurance Group, Ltd., rather than a Delaware corporation and your shares of common stock will automatically become common shares of the Bermuda company without any further action by you. In addition, we plan to increase the number of authorized common shares from 15,000,000 to 50,000,000 and preference shares from 1,000,000 to 20,000,000. The increase in authorized shares positions us to consider issuing shares in a rights offering, merger, or other similar transaction, acquisition, or in other corporate transactions. We will remain a publicly traded company and expect our shares to continue to be listed on the New York Stock Exchange under the symbol "WTM." Due to a technical requirement of Delaware law, our company would first reincorporate into Arizona immediately before becoming a Bermuda company.

     This proxy statement (which includes a prospectus covering the issuance to you in the reorganization of the same number of shares that you previously owned in the company) provides you with detailed information regarding the reorganization.

     Along with the benefits mentioned above, this transaction contains certain important changes to your rights as shareholders and is not without some risk. While we believe the potential benefits outweigh any change in your rights and any possible risks, we encourage you to read this entire document including the bye-laws annexed to this proxy statement/prospectus carefully.

     Our board of directors believes that this proposal is favorable for our company and for you and unanimously recommends and approves this proposal for reorganization. By acting now, the board of directors believes that the proposed change can be implemented with moderate cost to us, but none to you.

     Your support and your vote for the reorganization matter greatly. Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed return envelope. Because the proposed change requires the affirmative vote of a majority of all outstanding shares of common stock, it is extremely important that you respond. We urge you to join us in supporting this important opportunity.

                                      Sincerely,

                                      /s/ K. Thomas Kemp

                                          K. Thomas Kemp
                                          Chief Executive Officer and President

     YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 10. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF THE SECURITIES TO BE ISSUED UNDER THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This proxy statement/prospectus is dated September 24, 1999 and is first being mailed to stockholders on or about September 27, 1999.

                                    [Logo]

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                    OF WHITE MOUNTAINS INSURANCE GROUP, INC.

                         TO BE HELD ON OCTOBER 22, 1999

                            ------------------------

To the Stockholders of WHITE MOUNTAINS INSURANCE GROUP, INC.:

     A special meeting of stockholders of White Mountains Insurance Group, Inc. will be held at 10:00 a.m., local time, on October 22, 1999 at Hotel Plaza Athenee, Le Trianon Room, 37 East 64th Street, New York, NY 10021, for the following purposes:

     (1) To approve the proposed corporate reorganization whereby White Mountains Insurance Group-Delaware will change its domicile from Delaware to Bermuda pursuant to (1) an agreement and plan of merger, a copy of which is attached as annex I to the accompanying proxy statement/prospectus, pursuant to which White Mountains Insurance Group-Delaware will be merged with and into White Mountains Insurance Group (Arizona), Inc., a newly-formed, wholly-owned Arizona subsidiary, and (2) a memorandum of continuance, a copy of which is attached as annex II to the accompanying proxy statement/prospectus, upon the registration of which White Mountains Insurance Group-Arizona will become a Bermuda company (with bye-laws in the form of annex III to the accompanying proxy statement/prospectus) through a continuance under Arizona and Bermuda law and to authorize the board of directors to exercise the powers of the board of directors set out in such bye-laws and to take any and all actions deemed necessary or advisable to give effect to the reorganization; and

     (2) To transact such other business as may properly be brought before the meeting.

     The board of directors has fixed the close of business on September 24, 1999 as the record date for determining stockholders entitled to notice of, and to vote at, the special meeting.

                                             By order of the Board of Directors,

                                             /s/ Dennis Beaulieu

                                                 DENNIS P. BEAULIEU
                                                 Vice President and Secretary
September 27, 1999

     ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

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                               TABLE OF CONTENTS

                                                                                                             PAGE
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
QUESTIONS AND ANSWERS ABOUT THE REORGANIZATION............................................................       1
SUMMARY...................................................................................................       5
RISK FACTORS..............................................................................................      10
UNAUDITED PRO FORMA FINANCIAL INFORMATION.................................................................      14
THE REORGANIZATION........................................................................................      21
THE SPECIAL MEETING.......................................................................................      24
THE MERGER AGREEMENT AND THE MEMORANDUM OF CONTINUANCE....................................................      26
WHITE MOUNTAINS INSURANCE GROUP-DELAWARE AND WHITE MOUNTAINS INSURANCE GROUP-BERMUDA......................      28
DESCRIPTION OF AUTHORIZED SHARES OF WHITE MOUNTAINS INSURANCE GROUP-BERMUDA...............................      29
COMPARISON OF RIGHTS OF SHAREHOLDERS......................................................................      31
MATERIAL TAX CONSIDERATIONS...............................................................................      43
MANAGEMENT OF WHITE MOUNTAINS INSURANCE GROUP-BERMUDA.....................................................      47
LEGAL MATTERS.............................................................................................      47
EXPERTS...................................................................................................      47
WHERE YOU CAN FIND MORE INFORMATION.......................................................................      47
DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS...........................................................      49

ANNEX I--AGREEMENT AND PLAN OF MERGER.....................................................................     I-1
ANNEX II--MEMORANDUM OF CONTINUANCE.......................................................................    II-1
ANNEX III--BYE-LAWS.......................................................................................   III-1

FOR NORTH CAROLINA RESIDENTS: THE COMMISSIONER OF INSURANCE OF THE STATE OF NORTH CAROLINA HAS NOT APPROVED OR DISAPPROVED THIS OFFERING NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OF THIS PROSPECTUS.

                                       i
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                 QUESTIONS AND ANSWERS ABOUT THE REORGANIZATION

Q:  WHAT ARE THE PURPOSES OF THE REORGANIZATION?

A: The reorganization will allow us to avail ourselves of business and financial advantages that are not available under our current corporate structure. The redomestication of our company, as the holding company for all of its operating businesses and investments, would offer our company greater flexibility in structuring international business activities. We believe the opportunities include:

    o a more favorable corporate structure for the formation and growth of non-U.S. based insurance and/or reinsurance operations,

    o an enhanced ability to compete with non-U.S. insurance/reinsurance entities,

    o an enhanced ability to pursue business combinations with non-U.S. entities, including Bermuda companies,

    o an expansion of the investor base as our company's shares may become more attractive to non-U.S. investors, and

    o increased visibility among the investment banking community arising from its perception of the company's enhanced corporate structure.

Q:  ARE THERE ANY OTHER BENEFITS TO THE REORGANIZATION?

A: At this time, our worldwide income is subject, either immediately or eventually, to U.S. taxation. After the reorganization, our company will be taxable in the United States only on that portion of its worldwide income that is attributable to the United States or United States subsidiaries.

Q:  HOW WOULD I BENEFIT FROM THIS CHANGE?

A: Our principal objective in this reorganization is to enhance shareholder value by increasing the long-term profitability of our company.

Q:  WILL I BE TAXED AS A RESULT OF THIS PROPOSAL?

A: The reorganization is structured so that it will be tax-free to you. Your tax basis and holding period will remain the same.

Q:  WILL OUR COMPANY HAVE TO PAY TAXES AS A RESULT OF THE PROPOSAL?

A: At the time of the reorganization, our company will be treated as if it sold all of its directly owned assets in a fully taxable transaction in which gains, if any, but not losses will be recognized. Based on our current estimates of the fair market values of our assets and our tax attributes, management expects the company will incur a tax liability of between $5.0 million and $20.0 million at the time of the reorganization.

Q:  WILL THE IRS ACCEPT OUR DETERMINATION OF OUR TAX LIABILITY?

A: The IRS is not obliged to accept our determination or the methodologies we used.

Q:  HAS THE IRS RENDERED AN OPINION ON THIS TRANSACTION?

A: We are not requesting any ruling or expression of views from the IRS, as the transaction is fully taxable to our company. With respect to our shareholders, our counsel has rendered an opinion that the reorganization is not taxable to you. See "Material Tax Considerations."

Q:  WHY WAS BERMUDA SELECTED AS THE NEW DOMICILE FOR OUR COMPANY?

A: We chose Bermuda for its political stability, its long association with insurance companies and its legal framework. Bermuda is the location of many holding companies that have worldwide insurance operations.

    The first international, not locally owned company was incorporated in Bermuda in the 1930's. There are currently many companies domiciled there which are publicly traded on U.S. and European markets. In addition, the corporate legal system in Bermuda is based on English legal principles.

    Under current Bermuda law, a Bermuda company is not required to pay taxes in

    Bermuda on either income or capital gains.

Q: WILL THE PROPOSAL AFFECT OUR COMPANY'S CURRENT OPERATIONS AND JOBS? WHAT ABOUT THE FUTURE?

A: This reorganization will have limited immediate effect on our U.S. operations or employees. In the future, we may form a Bermuda domiciled insurance or reinsurance subsidiary at which point we can expect to have employees and operations in Bermuda. As we grow, locations of future operations will be chosen based on the needs of the business, which we expect to address independently from where we are legally domiciled.

Q:  WHY IS OUR COMPANY INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE?

A: The increase in authorized shares positions us to consider issuing shares in a rights offering, merger, amalgamation, acquisition, or other corporate transaction.

Q:  WILL OUR COMPANY REPURCHASE SHARES IN THE FUTURE?

A: While Bermuda law permits Bermuda companies to repurchase their shares, we have no present intent to repurchase our shares.

Q:  WILL THE REORGANIZATION AFFECT OUR COMPANY'S DIVIDEND POLICY?

A: We currently intend to reconsider, and possibly reduce, after the reorganization, quarterly dividends with due consideration given to the financial characteristics of our remaining invested assets and operations, the amount and regularity of our cash flow and our business opportunities. The payment of any future cash dividends on the White Mountains Insurance Group-Bermuda common shares is necessarily dependent upon the earnings and financial needs of White Mountains Insurance Group-Bermuda, along with applicable legal and contractual restrictions.

Q: WHAT EFFECT WILL THE REORGANIZATION HAVE ON MANAGEMENT AND DIRECTOR COMPENSATION?

A: In connection with the reorganization, some compensation benefits to management and directors will be accelerated and, in some cases, terminated.

Q: WHAT WILL BE THE SIGNIFICANT CHANGES TO OUR ORGANIZATIONAL DOCUMENTS AS A RESULT OF THE REORGANIZATION?

A:o The board of directors of White Mountains Insurance Group-Bermuda may mandatorily redeem shares from a shareholder at fair market value if it determines that share ownership by that shareholder may result in adverse tax, regulatory or legal consequences to our company, any of our subsidiaries or any of our shareholders;

  o a provision limiting the voting rights of any person who owns (directly, indirectly or constructively under the U.S. Internal Revenue Code) 10% or more of the shares of White Mountains Insurance Group-Bermuda to 9.9%. This 9.9% voting limitation provision will not be applicable to John J. Byrne, any foundation or trust established by John J. Byrne, Patrick M. Byrne (his son and one of our directors) and/or any affiliate or associate of any of them or any group of which any of them is a part (each of them, a "Byrne Entity") with respect to any matter submitted to shareholders other than with respect to the election of directors. This provision is intended to prevent our company from being characterized as a controlled foreign corporation, which could cause U.S. persons owning 10% or more of our shares to suffer adverse U.S. tax consequences;

  o a provision limiting the voting rights of any group (defined as two or more persons acting as a partnership, syndicate or other group for the purpose of acquiring, holding or disposing of the relevant securities) which owns 10% or more of the shares to 9.9%, except that this provision relating to groups will not apply to (a) any Byrne Entity, or (b) any person or group that the board of directors, by the affirmative vote of at least 75% of the entire board of directors, may exempt from this provision;

  o a provision (similar to that under Delaware corporate law) limiting business combinations with interested shareholders. However, any Byrne Entity will be exempt from this provision;

  o shareholders will not have the right to remove directors for cause (unless the Board determines otherwise);

  o an increase in the number of authorized common shares from 15,000,000 to 50,000,000 and preference shares from 1,000,000 to 20,000,000;

  o our bye-laws can only be amended with both the prior approval of the board of directors and approval by the holders of a majority of the voting power of the shareholders present at a meeting of the shareholders (subject to supermajority provisions in certain circumstances); and

  o  shareholders' rights to bring derivative suits will be more limited.

Q:  WHY IS ARIZONA INVOLVED IN THE PROPOSAL?

A: Delaware law requires approval by 100% of our stockholders to move our domicile to a non-U.S. jurisdiction in the manner proposed. Because we are a publicly traded company with a large stockholder base, this requirement makes reorganization directly from Delaware to Bermuda impossible. Delaware law permits us to move to another state with majority shareholder approval. Going through a state such as Arizona, which requires only a majority approval of stockholders to move to a non-U.S. jurisdiction, is the only practical way to accomplish this step in the reorganization.

Q: IS A MAJORITY OF ALL SHARES REQUIRED OR ONLY OF THE SHARES THAT ARE ACTUALLY VOTED?

A: In order for us to change our domicile, we need favorable votes from a majority of all outstanding shares. Shares for which no votes are cast will be treated as though they were voted against the reorganization, so it is very important for all stockholders to vote.

Q: WON'T THIS PROPOSAL ADD ANOTHER LEVEL OF COST AND COMPLEXITY TO OUR COMPANY THAT WILL BE DISTRACTING TO MANAGEMENT?

A: Short term, there will be some additional financial and legal requirements, but we don't expect these or the related costs to be material or burdensome. Longer term, we expect this reorganization should actually simplify our structure and lower our costs.

Q:  IF APPROVED, WHEN DOES ALL THIS BECOME EFFECTIVE?

A: While we currently expect the reorganization to take place soon after the special meeting, the board of directors of White Mountains Insurance Group-Delaware may defer for a significant time or abandon the reorganization after the special meeting. One of the factors the board of directors of White Mountains Insurance Group-Delaware will consider at the time of the reorganization is whether there has been an increase in our estimate of the tax cost of the reorganization, which can rise due to increases in the fair market values of the assets of White Mountains Insurance Group-Delaware.

    The merger of White Mountains Insurance Group-Delaware with and into White Mountains Insurance Group-Arizona will occur only if the change of domicile to Bermuda is to occur immediately after the merger.

Q:  DO I HAVE TO EXCHANGE MY STOCK CERTIFICATES?

A: No. Holders of White Mountains Insurance Group-Delaware stock will not be required to exchange their stock certificates after the reorganization. If you want to sell some or all of your shares, delivery of the original stock certificates will be sufficient.

Q: WHAT IF I WANT TO BUY OR SELL SHARES DURING THE TIME IT TAKES OUR COMPANY TO BECOME DOMICILED IN BERMUDA?

A: The reorganization should have no impact on your ability to trade your shares.

Q: WILL THE SHARES OF OUR COMPANY REMAIN LISTED ON THE NEW YORK STOCK EXCHANGE AFTER THE REORGANIZATION?

A: Yes, we expect that your shares will still trade on the New York Stock Exchange under the symbol "WTM."

Q:  WHAT SHOULD I DO NOW TO VOTE?

A: You should indicate on your proxy card how you want to vote and mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: No. You must instruct your broker how to vote your shares or else your broker will not vote your shares. Follow your broker's directions as to the procedure for voting your shares.

Q:  CAN I CHANGE MY VOTE AFTER I GRANT MY PROXY?

A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this in the manner described under "The Special Meeting--Proxies."

Q:  WHOM DO I CONTACT WITH FURTHER QUESTIONS?

A: Please call our proxy solicitor and information agent, Corporate Investor Communications, Inc., toll free at (877) 460-9330, or our company at
    (603) 643-1567.

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

                                    SUMMARY

     This summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the merger and the other transactions more fully and for a more complete description of the legal terms of the reorganization, you should read carefully this entire document and the other documents to which we have referred you. See "Where You Can Find More Information" on page 47 of this proxy statement/prospectus. The actual terms of the reorganization are contained in the merger agreement and memorandum of continuance. The merger agreement is included in this proxy statement/prospectus as annex I. The memorandum of continuance and bye-laws will govern our company once we are domiciled in Bermuda and are included in this document as annex II and annex III.

     In this document, "we," "us," "our" and "our company" refer to White Mountains Insurance Group, Inc. and its subsidiaries or White Mountains Insurance Group, Ltd. and its subsidiaries, as the context requires, and "you" refers to the stockholders of White Mountains Insurance Group, Inc. or the shareholders of White Mountains Insurance Group, Ltd., as the context requires. The reorganization means both the merger and the change of domicile, taken together.

PARTIES TO THE REORGANIZATION
(SEE PAGES 28-29)

  White Mountains Insurance Group-Delaware

     White Mountains Insurance Group, Inc. is a New Hampshire-based financial services holding company. Our subsidiaries and affiliates provide property and casualty insurance, reinsurance and financial guaranty insurance. Our company was incorporated in Delaware in 1980.

     In the current fiscal year, we have announced or consummated the following significant transactions:

     o the disposition and discontinuance of our mortgage banking operations;

     o the sale of Valley Group, Inc., consisting of Valley Insurance Company, Charter Indemnity Company, White Mountains Insurance Company and related insurance affiliates;

     o an agreement to purchase the Consolidated International Group, Inc., a Delaware based insurance holding company;

     o the repurchase of 871,845 shares of our common stock; and

     o the exercise by John J. Byrne of his warrants to purchase 1,000,000 shares of our common stock, as described under "The Reorganization-- Acceleration of Deductions Related to Compensation Benefits."

     We also own a passive investment portfolio. Management's primary strategic goal is to reinvest our passive investments, together with other resources available to us, into operating businesses in which management has knowledge and experience, if appropriate opportunities can be found.

  White Mountains Insurance Group-Arizona

     White Mountains Insurance Group-Arizona is an Arizona corporation. It has transacted no business to date except in connection with the reorganization and related transactions. White Mountains Insurance Group-Delaware currently holds all shares of White Mountains Insurance Group-Arizona.

  White Mountains Insurance Group-Bermuda

     In the reorganization, White Mountains Insurance Group-Arizona will be converted into and continue its existence as White Mountains Insurance Group-Bermuda. White Mountains Insurance Group-Bermuda will be a Bermuda company registered and existing under the laws of Bermuda upon registration of the memorandum of continuance by the Registrar of Companies in Bermuda. After the reorganization, you will be a shareholder of White Mountains Insurance Group-Bermuda.

     Our headquarters will be located at Clarendon House, 2 Church Street, P.O. Box HM 666, Hamilton HM CX, Bermuda (telephone 441-295-1422). Our principal executive offices will remain at 80 South Main Street, Hanover, New Hampshire 03755 (telephone 603-643-1567).

THE REORGANIZATION (SEE PAGES 21-24)

  General

     Our board of directors has unanimously approved and recommends that you approve a proposed corporate reorganization whereby we will change our domicile from Delaware to Bermuda. A holder of White Mountains Insurance Group-Delaware common stock will, after the reorganization, continue to own, as a holder of White Mountains Insurance Group-Bermuda common shares, the same relative economic interest in White Mountains Insurance Group-Bermuda. However, there will be significant differences in your rights as a shareholder of White Mountains Insurance Group-Bermuda which are described in "Risk Factors" and "Comparison of Rights of Shareholders," including a provision which will limit the voting rights of any person (other than a Byrne Entity except in the case of election of directors) to 9.9%.

  Reasons for the Reorganization

     Our board of directors believes that because the insurance industry is increasingly global in nature, the reorganization will allow us to avail ourselves of significant business and financial advantages that are not available under the current corporate structure. In particular, the board of directors recommends the reorganization for the following reasons:

     o more favorable corporate structure for the formation and growth of non-U.S. based insurance and/or reinsurance operations;

     o an enhanced ability to compete with non-U.S. insurance/reinsurance entities;

     o an enhanced ability to pursue business combinations with non-U.S. entities, including Bermuda companies;

     o an expansion of the investor base as our company's shares may become more attractive to non-U.S. investors; and

     o increased visibility among the investment banking community arising from its perception of our company's enhanced corporate structure.

  Other Benefits

     Our current corporate structure is such that worldwide income is subject, either immediately or eventually, to U.S. taxation. After the reorganization, we will be taxable in the United States only on that portion of our worldwide income that is attributable to the United States or our United States subsidiaries.

     We can give no assurances, however, that we will realize any of the anticipated benefits of the reorganization.

  Costs and Risks

     The reorganization will impose some moderate costs on our company and will expose our company and certain of our larger shareholders to some risks. Our board of directors believes that the potential advantages of the reorganization substantially outweigh these costs and risks.

     At the time of the reorganization, White Mountains Insurance Group-Delaware will be treated as if it sold all of its directly owned assets in a fully taxable transaction in which gains, if any, but not losses, will be recognized. The gains on assets of any subsidiary that redomesticates to a non-U.S. jurisdiction as part of the reorganization will be taxed similarly. Based on our current estimates of the fair market values of our assets and our tax attributes, management expects the company will incur a tax liability of between $5.0 million and $20.0 million at the time of the reorganization. However, the IRS may contest our calculation of the gain and the methodologies we used to calculate it. See "Risk Factors--The Reorganization Could Result in a Larger Than Expected Taxable Gain to Our Company," "Unaudited Pro Forma Financial Information" and "Material Tax Considerations."

     There are differences between Delaware and Bermuda corporate law. We discuss the material differences under "Comparison of Rights of Shareholders." We describe the principal tax and enforcement risks related to the reorganization under "Risk Factors."

THE MERGER AGREEMENT AND THE MEMORANDUM OF CONTINUANCE
(SEE PAGES 26-28)

     The reorganization will be accomplished through the merger of White Mountains Insurance Group-Delaware with and into White Mountains Insurance Group-Arizona, which will be the surviving corporation in the merger. At that time each outstanding share of White Mountains Insurance Group-Delaware common stock will be automatically converted into one White Mountains Insurance Group-Arizona common share. Immediately after the merger, White Mountains Insurance Group-Arizona will, through a statutory continuation procedure, become White Mountains Insurance Group-Bermuda. At that time each outstanding White Mountains Insurance Group-Arizona common share will be automatically converted into one White Mountains Insurance Group-Bermuda common share.

AMENDMENT/TERMINATION; EFFECTIVE TIME
(SEE PAGES 27-28)

     The merger may be terminated, and the reorganization abandoned, at any time, by action of the board of directors of White Mountains Insurance Group-Delaware, whether before or after the special meeting. While we currently expect the reorganization to take place soon after the special meeting, the board of directors of White Mountains Insurance Group-Delaware may defer the reorganization for a significant time or may abandon the reorganization after the special meeting. Also, the merger of White Mountains Insurance Group-Delaware with and into White Mountains Insurance Group-Arizona will occur only if the change of domicile to Bermuda is to occur immediately after the merger. Our board of directors may exercise this right for a variety of reasons including if they determined that the reorganization would, in their view, be too costly, or would have material adverse consequences to our company.

     One of the factors the board of directors of White Mountains Insurance Group-Delaware will consider at the time of the reorganization is whether there has been an increase in our estimate of the tax cost of the reorganization, which can rise due to increases in the fair market values of the assets of White Mountains Insurance Group-Delaware.

     Procedurally, the reorganization will become effective on the date that the memorandum of continuance is registered by the Registrar of Companies of Bermuda.

ACCELERATION OF SOME MANAGEMENT AND DIRECTOR COMPENSATION BENEFITS (SEE PAGES 23-24)

     In connection with the reorganization, some management and director benefits are being accelerated and, in some cases, terminated. See "Risk Factors--Management May Have Conflicts of Interest as a Result of the Reorganization Principally Because of the Acceleration and, in Some Cases, Termination of Some Compensation Benefits" and "The Reorganization--Acceleration of Deductions Related to Compensation Benefits."

RECOMMENDATION OF THE BOARD OF DIRECTORS
(SEE PAGE 22)

     THE BOARD OF DIRECTORS OF WHITE MOUNTAINS INSURANCE GROUP-DELAWARE HAS UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE REORGANIZATION.

VOTE REQUIRED FOR ADOPTION (SEE PAGES 24-25)

     Approval of the reorganization requires the affirmative vote of the holders of a majority of the outstanding shares of White Mountains Insurance Group-Delaware common stock voting together as a single class. Abstentions and broker nonvotes will be treated as votes against the proposal to approve the reorganization.

     As of the record date described below, there were 5,982,291 shares of White Mountains Insurance Group-Delaware common stock outstanding and entitled to vote. As of the record date, the directors and executive officers of White Mountains Insurance Group-Delaware and affiliates of those persons directly owned, in the aggregate, approximately 1,475,548 shares of White Mountains Insurance Group-Delaware common stock (approximately 24.7% of the outstanding White Mountains Insurance Group-Delaware common stock). They (or their proxies) have indicated their intention to vote these shares in favor of the proposal to approve the reorganization.

  Proxies

     If you held White Mountains Insurance Group-Delaware common stock on the record date, you will receive a proxy card. You may grant a proxy to vote by marking the proxy card appropriately, executing it in the space provided, and returning it to White Mountains Insurance Group-Delaware.

     If you hold your White Mountains Insurance Group-Delaware common stock in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee on voting your shares. To be effective, a proxy card must be received at or prior to the special meeting.

     Shares of White Mountains Insurance Group-Delaware common stock represented by a properly executed proxy card will be voted, and where a choice is specified on the proxy card, these shares will be voted in accordance with the specification indicated on such proxy card. Shares of White Mountains Insurance Group-Delaware common stock represented by a properly executed proxy card on which no specification is made will be voted FOR the proposal to approve the reorganization.

     If any other matters are properly presented at the special meeting for consideration, including consideration of a motion to adjourn the special meeting to another time and/or place, including adjournments for the purpose of soliciting additional proxies, the persons named in the proxy card will have the discretion to vote on those matters in accordance with their best judgment.

  Revocation

     You may revoke a proxy card at any time prior to its exercise by:

     o giving written notice of the revocation to the Secretary of White Mountains Insurance Group-Delaware;

     o appearing and voting in person at the special meeting; or

     o properly completing and executing a later-dated proxy and delivering it to the Secretary of White Mountains Insurance Group-Delaware at or before the special meeting.

     Presence without voting at the special meeting will not automatically revoke a proxy, and any revocation during the meeting will not affect votes previously taken.

QUORUM (SEE PAGE 24)

     The presence, in person or by proxy, of stockholders holding a majority of the outstanding shares of White Mountains Insurance Group-Delaware common stock entitled to vote at the special meeting will constitute a quorum.

RECORD DATE (SEE PAGE 24)

     Only White Mountains Insurance Group-Delaware stockholders of record at the close of business on September 24, 1999, as shown on White Mountains Insurance Group-Delaware's records, will be entitled to vote, or to grant proxies to vote, at the special meeting.

NYSE TRADING (SEE PAGE 22)

     White Mountains Insurance Group-Delaware common stock is currently traded on the NYSE under the symbol "WTM." We expect that White Mountains Insurance Group-Bermuda common shares will be listed under the same symbol immediately following the reorganization. As is the case with White Mountains Insurance Group-Delaware, as a NYSE listed company, White Mountains Insurance Group-Bermuda will be subject to the informational requirements of the securities laws of the United States.

MARKET PRICE (SEE PAGE 29)

     The closing price per share of White Mountains Insurance Group-Delaware common stock on the NYSE was $132 on September 22, 1999. The high and low sales prices of White Mountains Insurance Group-Delaware common stock on the NYSE were $131.25 and $131.625 on September 22, 1999, the last trading day before the public announcement of the reorganization.

COMPARISON OF RIGHTS OF SHAREHOLDERS
(SEE PAGES 31-42)

     There are differences between the rights of shareholders under Delaware law and Bermuda law. In addition, there are differences between White Mountains Insurance Group-Delaware's certificate of incorporation and by-laws and White Mountains Insurance Group-Bermuda's memorandum of continuance and bye-laws.

     The most significant differences are:

     o the board of directors of White Mountains Insurance Group-Bermuda may mandatorily redeem shares from a shareholder at fair market value if it determines that share ownership by that shareholder may result in adverse tax, regulatory or legal consequences to our company, any of our subsidiaries or any of our shareholders;

     o a provision limiting the voting rights of any person who owns (directly, indirectly or constructively under the IRC) 10% or more of the shares of White Mountains Insurance Group-Bermuda to 9.9%. This 9.9% voting limitation provision will not be applicable to any Byrne Entity with respect to any matter submitted to shareholders other than with respect to the election of directors. This provision is intended to prevent our company from being characterized as a controlled foreign corporation, which could cause U.S. persons owning 10% or more of our shares to suffer adverse U.S. tax consequences;

     o a provision limiting the voting rights of any group (defined as two or more persons acting as a partnership, syndicate or other group for the purpose of acquiring, holding or disposing of the relevant securities) which owns 10% or more of the shares to 9.9%, except that this provision relating to groups will not apply to (a) any Byrne Entity, or (b) any person or group that the board of directors, by the affirmative vote of at least 75% of the entire board of directors, may exempt from this provision;

     o a provision (similar to that under Delaware corporate law) limiting business combinations with interested shareholders. However, any Byrne Entity will be exempt from this provision;

     o shareholders will not have the right to remove directors for cause (unless the Board determines otherwise);

     o an increase in the number of authorized common shares from 15,000,000 to 50,000,000 and preference shares from 1,000,000 to 20,000,000;

     o our bye-laws can only be amended with both prior approval of the board of directors and approval by the holders of a majority of the voting power of the shareholders present at a meeting of the shareholders (subject to super-majority provisions in certain circumstances); and

     o shareholders' rights to bring derivative suits will be more limited.

TAX CONSIDERATIONS (SEE PAGES 43-47)

  Taxation of White Mountains Insurance Group Stockholders

     The reorganization will be characterized for U.S. federal income tax purposes as a tax-free reorganization in which you will not recognize any gain or loss and in which your tax basis and holding period with respect to White Mountains Insurance Group-Bermuda common shares will be the same as your tax basis and holding period for the White Mountains Insurance Group-Delaware common stock.

  Taxation of White Mountains Insurance Group

     At the time of the reorganization, White Mountains Insurance Group-Delaware will be treated as if it sold all of its directly owned assets in a fully taxable transaction in which gains, if any, but not losses, will be recognized. The gain on assets of any subsidiary that redomesticates to a non-U.S. jurisdiction as part of the reorganization will be taxed similarly. Based on our current estimates of the fair market values of our assets and our tax attributes, management expects the company will incur a tax liability of between $5.0 million and $20.0 million at the time of the reorganization. However, the IRS may contest our calculation of the gain and the methodology used by our advisors to calculate it.

     After the reorganization, White Mountains Insurance Group-Bermuda will be subject to U.S. federal income tax only to the extent that it derives U.S. source income that is subject to U.S. withholding tax or income that is effectively connected with the conduct of a trade or business within the United States and is not exempt from U.S. tax under an applicable income tax treaty with the United States. Our U.S. subsidiaries will continue to be subject to U.S. tax on their worldwide income.

     WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

RIGHTS OF DISSENTING SHAREHOLDERS
(SEE PAGE 22):

     You will not have dissenters' appraisal rights in connection with the reorganization.

ACCOUNTING TREATMENT (SEE PAGE 23)

     The reorganization involves a pooling of interests among companies within common control and, therefore, there will be no change in accounting as a result of the reorganization.

                                  RISK FACTORS

     You should consider the following risk factors carefully as well as the other information in this document.

     We also caution you that this document contains statements that contain "forward looking" information that are not related to historical facts, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on our current beliefs as to the outcome and timing of future events, and actual results may differ materially from those projected or implied in the forward looking statements. Further, some forward looking statements are based upon assumptions of future events which may not prove to be accurate. The forward looking statements involve risks and uncertainties including, but not limited to, the risks and uncertainties referred to under "Risk Factors," "Disclosure Regarding Forward Looking Statements" and elsewhere within the document and in other of our filings with the Securities and Exchange Commission.

THE REORGANIZATION COULD RESULT IN A LARGER THAN EXPECTED TAXABLE GAIN TO OUR COMPANY.

     At the time of the reorganization, White Mountains Insurance Group-Delaware will be treated as if it sold all of its directly owned assets in a fully taxable transaction in which it will recognize gains, if any, but not losses. In addition, the gains on assets of any of our subsidiaries that changes domicile to a non-U.S. jurisdiction as part of the reorganization will be taxed similarly. We believe, based on current estimates of the fair market values of our assets and our tax attributes, that we will incur a U.S. federal income tax liability of between $5.0 million and $20.0 million at the time of the reorganization. However, this federal income tax liability could be increased materially if the fair market value of White Mountains Insurance Group-Delaware's assets at the time of the reorganization were determined to be substantially in excess of current estimates. The IRS is not obliged to accept our determination or the methodologies we used.

WE MAY CHOOSE TO DEFER OR ABANDON THE REORGANIZATION.

     The merger may be terminated, and the reorganization abandoned, at any time, by action of the board of directors of White Mountains Insurance Group-Delaware, whether before or after the special meeting. While we currently expect the reorganization to take place soon after the special meeting, the board of directors of White Mountains Insurance Group-Delaware may defer the reorganization for a significant time or may abandon the reorganization after the special meeting because, among other factors, of an increase in our estimate of the cost of the reorganization, which can rise due to increases in the fair market values of the assets of White Mountains Insurance Group-Delaware. The merger will only occur if the change of domicile to Bermuda will occur immediately after the merger. Our board of directors may exercise these rights for a variety of reasons including if they determined that the reorganization would, in their view, be too costly, or would have material adverse consequences to our company.

WE WILL BECOME SUBJECT TO CHANGES IN BERMUDA LAW OR POLITICAL CIRCUMSTANCES.

     Under current Bermuda law, we will not be subject to tax on income or capital gains. Furthermore, we expect to obtain from the Minister of Finance of Bermuda under the Exempted Undertakings Tax Protection Act, 1966, an undertaking that, in the event that Bermuda enacts legislation imposing tax computed on profits, income, any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance, then the imposition of the tax will not be applicable to us or our operations, until March 28, 2016. We could be subject to taxes in Bermuda after that date. This undertaking does not, however, prevent the imposition of taxes on any person ordinarily resident in Bermuda or any company in respect of its ownership of real property or leasehold interests in Bermuda. Also, the Organisation for Economic Co-operation and Development has issued a report aiming to curb what they consider harmful tax competition and tax havens. A branch of the OECD is currently determining which jurisdictions meet the definition of tax haven and in the future, the OECD could issue directives to its members to remove benefits to taxpayers who participate in the jurisdictions that are designated as tax havens.

     Bermuda's political structure is based upon a parliamentary system with two major parties, the United Bermuda Party and the Progressive Labour Party. In the latest election, the Progressive Labour Party gained control of the legislative branch for the first time over the incumbent United Bermuda Party. To date, the government's financial and regulatory policies have not been changed in a way that we believe would materially affect us.

THE ENFORCEMENT OF CIVIL LIABILITIES AGAINST US MAY BE MORE DIFFICULT.

     If the reorganization is consummated, we will be a Bermuda company and in the future some of our officers and directors may be residents of various jurisdictions outside the United States. All or a substantial portion of the assets of White Mountains Insurance Group-Bermuda and of those persons may be located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon those persons or to enforce judgments obtained against those persons in United States courts. White Mountains Insurance Group-Bermuda will irrevocably agree that it may be served with process with respect to actions based on offers and sales of securities made in the United States by having CSC United States Corporation Company, 1013 Centre Road, Wilmington, Delaware 19805, be its United States agent appointed for that purpose.

     Conyers Dill & Pearman, our special Bermuda tax counsel, has advised us that there is doubt as to whether Bermuda courts would enforce judgments of United States courts obtained in:

     o actions against those persons or White Mountains Insurance Group-Bermuda that are predicated upon the civil liability provisions of the Securities Act; or

     o original actions brought in Bermuda against White Mountains Insurance Group-Bermuda or those persons predicated upon the Securities Act.

     There is no treaty in effect between the United States and Bermuda providing for this enforcement. In addition, there are grounds upon which Bermuda courts may not enforce judgments of United States courts. Some remedies available under the United States federal securities laws may not be allowed in Bermuda courts.

SOME OF YOUR RIGHTS AS A SHAREHOLDER WILL CHANGE AS A RESULT OF THE REORGANIZATION.

     Because of differences in Delaware law and Bermuda law and differences in the governing documents of White Mountains Insurance Group-Delaware and White Mountains Insurance Group-Bermuda, your rights as a shareholder will change if we complete the reorganization.

     The most significant differences are:

     o the board of directors of White Mountains Insurance Group-Bermuda may mandatorily redeem shares from a shareholder at fair market value if it determines that share ownership by that shareholder may result in adverse tax, regulatory or legal consequences to our company, any of our subsidiaries or any of our shareholders;

     o a provision limiting the voting rights of any person who owns (directly, indirectly or constructively under the IRC) 10% or more of the shares of White Mountains Insurance Group-Bermuda to 9.9%. This 9.9% voting limitation provision will not be applicable to any Byrne Entity with respect to any matter submitted to shareholders other than with respect to the election of directors. This provision is intended to prevent our company from being characterized as a controlled foreign corporation, which could cause U.S. persons owning 10% or more of our shares to suffer adverse U.S. tax consequences;

     o a provision limiting the voting rights of any group (defined as two or more persons acting as a partnership, syndicate or other group for the purpose of acquiring, holding or disposing of the relevant securities) which owns 10% or more of the shares to 9.9%, except that this provision relating to groups will not apply to (a) any Byrne Entity, or (b) any person or group that the board of directors, by the affirmative vote of at least 75% of the entire board of directors, may exempt from this provision;

     o a provision (similar to that under Delaware corporate law) limiting business combinations with interested shareholders. However, any Byrne Entity will be exempt from this provision;

     o shareholders will not have the right to remove directors for cause (unless the Board determines otherwise);

     o an increase in the number of authorized common shares from 15,000,000 to 50,000,000 and preference shares from 1,000,000 to 20,000,000;

     o our bye-laws can only be amended with both the prior approval of the board of directors and approval by the holders of a majority of the voting power of the shareholders present at a meeting of the shareholders (subject to super-majority provisions in certain instances); and

     o shareholders' rights to bring derivative suits will be more limited.

ANTI-TAKEOVER PROVISIONS IN OUR BERMUDA BYE-LAWS MAY MAKE IT MORE UNLIKELY THAT SOMEONE WILL ATTEMPT TO ACQUIRE US AT A PREMIUM IN A HOSTILE OFFER.

     Provisions in our bye-laws could have the effect of discouraging unsolicited takeover bids from third parties or the removal of incumbent management. As a result, it may be less likely that you will receive premium prices for your shares in an unsolicited takeover of our company by another party. These provisions include:

     o the voting cut-back and repurchase provisions described above;

     o a staggered board of directors;

     o an interested shareholder provision which could delay or prevent a third party or significant shareholder (other than a Byrne Entity) from acquiring control; and

     o a requirement that any anti-takeover provisions may be repealed or altered only with prior board approval and upon the affirmative vote of shareholders holding generally a supermajority (ranging from 66 2/3% to 75%) of the voting power of shares entitled to vote.

     Our board of directors also has the right to issue preferred shares having the rights and qualifications that it determines. The issuance of preferred shares may have the effect of delaying, deferring or preventing a merger, amalgamation, tender offer or proxy contest involving our company. This may cause the market price of our shares to fall, and may further dilute the voting rights of our existing shareholders.

     Under Bermuda law and our bye-laws, no bye-law may be amended without prior approval of the board of directors.

MANAGEMENT MAY HAVE CONFLICTS OF INTEREST AS A RESULT OF THE REORGANIZATION PRINCIPALLY BECAUSE OF THE ACCELERATION AND, IN SOME CASES, TERMINATION OF SOME COMPENSATION BENEFITS.

     In connection with the reorganization, we will be accelerating and, in some cases, terminating some compensation benefits, which will benefit directors and management. These directors and officers may be deemed to have a conflict of interest in determining whether the reorganization is beneficial to our shareholders. For a more complete description of the acceleration see "Reorganization--Acceleration of Deductions Related to Compensation Benefits." John J. Byrne, the Chairman, and certain related persons will be exempt from some of the voting cut-back and anti-takeover provisions as described above.

WE MAY SEEK TO RAISE ADDITIONAL CAPITAL BY SELLING OUR SHARES IN THE FUTURE.

     After the change in domicile, we intend to examine acquisition opportunities and/or equity or debt capital raising opportunities, which may include rights offerings to our shareholders. Any such actions could adversely affect the market price of our common stock or be dilutive to our shareholders.

WE DO NOT PRESENTLY INTEND TO REPURCHASE SHARES AND AFTER THE REORGANIZATION WE WILL REVIEW THE PAYMENT OF DIVIDENDS.

     While Bermuda law permits Bermuda companies to repurchase their shares, we have no present intent to repurchase our shares. We currently intend to reconsider, and possibly reduce, after the reorganization, quarterly dividends with due consideration given to the financial characteristics of our remaining invested assets and operations, the amount and regularity of our cash flow and our business opportunities. The payment of any future cash dividends on the White Mountains Insurance Group-Bermuda common shares is necessarily dependent upon the earnings and financial needs of White Mountains Insurance Group-Bermuda, along with applicable legal and contractual restrictions.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The reorganization involves a pooling of interests among companies within common control which will require no change in accounting.

     As a result of or in preparation for the reorganization, we expect to undertake various transactions that will have a material impact on our current financial statements. Those transactions include (1) the payment of taxes as part of the reorganization to the extent the "fair value" of our directly held assets exceeds their current tax book value, and (2) the acceleration of the payment of compensation to some of our current and former employees and directors.

     The accompanying unaudited pro forma condensed consolidated income statements of White Mountains Insurance Group-Delaware for the periods ended June 30, 1999 and December 31, 1998 present our results as if these transactions had occurred as of January 1, 1999 and January 1, 1998, respectively. The accompanying unaudited pro forma condensed consolidated balance sheet of White Mountains Insurance Group-Delaware as of June 30, 1999 presents our financial position as if these transactions had occurred as of June 30, 1999. The unaudited pro forma financial information does not purport to represent what our financial position or results of operations actually would have been had these events occurred as of the dates indicated, or to project our financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that we currently believe are reasonable under the circumstances. The unaudited pro forma financial information should be read in conjunction with the financial information and data and discussions contained in the documents described under "Where You Can Find More Information" on page 47.

     The accompanying pro forma condensed consolidated income statements contained herein present the financial impact of the pro forma adjustments on the company's historical net income from continuing operations which does not include net income from discontinued mortgage banking operations and accumulated other comprehensive net income items (primarily the after tax change in net unrealized investments gains arising during the periods).

     White Mountains Insurance Group-Delaware notes that the long-term impact of the transactions described above on its financial statements and book value per share will likely be less material than indicated herein as a significant portion of the transactions represent the acceleration of expenses that would have ordinarily been incurred in future periods.

     On September 15, 1999, John J. Byrne exercised all his remaining warrants and purchased 1,000,000 shares of our common stock at the strike price of $21.66 per share. Due to the significance of the warrant exercise to the company's statement of financial position, the actual effects of this exercise have been included in the unaudited pro forma balance sheet at June 30, 1999 contained herein.

     These pro forma adjustments contained herein assume that the United States federal income tax rate is 35%, the maximum statutory rate for corporations.

                     WHITE MOUNTAINS INSURANCE GROUP, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1999
                (in millions of dollars, except per share data)

                                                              WHITE                   [2]         [3]
                                                            MOUNTAINS    [1]     COMPENSATION   WARRANT
ASSETS                                                      HISTORICAL  TAXES    ACCELERATION   EXERCISE  PRO FORMA
                                                            ----------  ------   ------------   --------  ---------
  Fixed maturities at market..............................  $   886.0                                     $   886.0
  Equity securities at market.............................      214.5                                         214.5
  Other investments.......................................       60.4                                          60.4
  Short term investments..................................      131.0                (93.4)       15.7         53.3
                                                            ---------   ------      ------      ------    ---------
        TOTAL INVESTMENTS.................................    1,291.9     --         (93.4)       15.7      1,214.2

  Cash....................................................        2.4                                           2.4
  Investments in unconsolidated insurance affiliates......      347.0                                         347.0
  Insurance and reinsurance balances receivable...........       61.7                                          61.7
  Reinsurance recoverable on paid and unpaid losses.......      154.3                                         154.3
  Deferred acquisition costs..............................       22.3                                          22.3
  Investment income accrued...............................       14.1                                          14.1
  Other assets............................................       62.5                                          62.5
  Net assets of discontinued mortgage operations..........       19.4                                          19.4
                                                            ---------   ------      ------      ------    ---------
        TOTAL ASSETS......................................  $ 1,975.6   $ --        $(93.4)     $ 15.7    $ 1,897.9
                                                            ---------   ------      ------      ------    ---------
                                                            ---------   ------      ------      ------    ---------
LIABILITIES

  Loss and loss adjustment expense reserves...............  $   823.0                                     $   823.0
  Unearned insurance and reinsurance premiums.............       91.9                                          91.9
  Long term debt..........................................      136.5                                         136.5
  Deferred credit.........................................       38.4                                          38.4
  Accounts payable and other liabilities..................      259.7     20.0       (90.8)      (19.7)       169.2
                                                            ---------   ------      ------      ------    ---------
        TOTAL LIABILITIES.................................    1,349.5     20.0       (90.8)      (19.7)     1,259.0
                                                            ---------   ------      ------      ------    ---------

SHAREHOLDERS' EQUITY

  Common stock and paid in surplus........................      189.3                                         189.3
  Retained earnings.......................................      790.5    (20.0)       (6.7)      (77.5)       686.3
  Common stock in treasury................................     (434.2)                 4.1       112.9       (317.2)
  Accumulated other comprehensive income, after tax.......       80.5                                          80.5
                                                            ---------   ------      ------      ------    ---------

        TOTAL SHAREHOLDERS' EQUITY........................      626.1    (20.0)       (2.6)       35.4        638.9
                                                            ---------   ------      ------      ------    ---------

        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY........  $ 1,975.6   $ --        $(93.4)     $ 15.7    $ 1,897.9
                                                            ---------   ------      ------      ------    ---------
                                                            ---------   ------      ------      ------    ---------

  BOOK VALUE PER COMMON SHARE (FULLY CONVERTED)[4]........  $  112.36   $(3.34)     $(1.90)     $(1.94)   $  105.18

     SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                BALANCE SHEET

                     WHITE MOUNTAINS INSURANCE GROUP, INC.
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
     (in millions of dollars, except fixed charge ratio and per share data)

                                                                       PRO FORMA ADJUSTMENTS
                                                                 ---------------------------------
                                                     WHITE                      [2]          [3]
                                                    MOUNTAINS     [1]      COMPENSATION    WARRANT
REVENUES                                            HISTORICAL   TAXES     ACCELERATION    EXERCISE   PRO FORMA
                                                    ----------   ------    ------------    --------   ---------

  Earned property and casualty insurance
     premiums....................................    $ 166.3                                           $ 166.3
  Gain on sale of Valley Group, Inc..............       88.1                                              88.1
  Net investment income..........................       29.2                                              29.2
  Net realized investment gains..................       26.8                                              26.8
  Earnings from unconsolidated insurance
     affiliates..................................        9.0                                               9.0
  Other insurance revenues.......................        7.0                                               7.0
                                                     -------     ------       ------       ------      -------

TOTAL REVENUES...................................    $ 326.4     $ --         $--          $ --        $ 326.4
                                                     -------     ------       ------       ------      -------
                                                     -------     ------       ------       ------      -------

EXPENSES

  Insurance losses and loss adjustment
     expenses....................................    $ 123.0                                           $ 123.0
  Insurance and reinsurance acquisition
     expenses....................................       39.5                                              39.5
  Compensation and benefits......................       25.1                    19.5          6.0         50.6
  Interest expense...............................        8.2                                               8.2
  General expense................................        9.2                                               9.2
                                                     -------     ------       ------       ------      -------

TOTAL EXPENSES...................................      205.0       --           19.5          6.0        230.5
                                                     -------     ------       ------       ------      -------

PRETAX EARNINGS..................................      121.4       --          (19.5)        (6.0)        95.9
                                                     -------     ------       ------       ------      -------

Income tax provision.............................       46.8       20.0         (6.8)        (2.1)        57.9
                                                     -------     ------       ------       ------      -------

NET INCOME FROM CONTINUING OPERATIONS............    $  74.6     $(20.0)      $(12.7)      $ (3.9)     $  38.0
                                                     -------     ------       ------       ------      -------
                                                     -------     ------       ------       ------      -------

NET INCOME PER SHARE FROM
  CONTINUING OPERATIONS: [4]
  BASIC..........................................    $ 13.16                                           $  5.63
  DILUTED........................................    $ 11.74                                           $  5.60

RATIO OF EARNINGS TO FIXED CHARGES: [5]..........        8.6                                               4.4

     SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               INCOME STATEMENT

                     WHITE MOUNTAINS INSURANCE GROUP, INC.
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1998
     (in millions of dollars, except fixed charge ratio and per share data)

                                                                             PRO FORMA ADJUSTMENTS
                                                                 ----------------------------------------------
                                                     WHITE                      [2]          [3]
                                                    MOUNTAINS     [1]      COMPENSATION    WARRANT
REVENUES                                            HISTORICAL   TAXES     ACCELERATION    EXERCISE   PRO FORMA
                                                    ----------   ------    ------------    --------   ---------
  Earned property and casualty insurance
     premiums....................................    $ 246.0                                           $ 246.0
  Net investment income..........................       36.8                                              36.8
  Net realized investment gains..................       71.0                                              71.0
  Earnings from unconsolidated insurance
     affiliates..................................       24.3                                              24.3
  Other insurance operations revenues............       12.2                                              12.2
                                                     -------     ------       ------       ------      -------

TOTAL REVENUES...................................    $ 390.3     $ --         $--          $ --        $ 390.3
                                                     -------     ------       ------       ------      -------
                                                     -------     ------       ------       ------      -------

EXPENSES

  Insurance losses and loss adjustment
     expenses....................................    $ 174.8                                           $ 174.8
  Insurance and reinsurance acquisition
     expenses....................................       54.8                                              54.8
  Compensation and benefits......................       51.5                     9.1          6.0         66.6
  Interest expense...............................       13.7                                              13.7
  General expense................................       15.9                                              15.9
                                                     -------     ------       ------       ------      -------

TOTAL EXPENSES...................................      310.7       --            9.1          6.0        325.8
                                                     -------     ------       ------       ------      -------

PRETAX EARNINGS..................................       79.6       --           (9.1)        (6.0)        64.5
                                                     -------     ------       ------       ------      -------

Income tax provision.............................       28.5       20.0         (3.2)        (2.1)        43.2
                                                     -------     ------       ------       ------      -------

NET INCOME FROM CONTINUING OPERATIONS............    $  51.1     $(20.0)      $ (5.9)      $ (3.9)     $  21.3
                                                     -------     ------       ------       ------      -------
                                                     -------     ------       ------       ------      -------

NET INCOME PER SHARE FROM
  CONTINUING OPERATIONS: [4]
  BASIC..........................................    $  8.71                                           $  3.06
  DILUTED........................................    $  7.75                                           $  3.00

RATIO OF EARNINGS TO FIXED CHARGES: [5]..........        3.3                                               1.1

     SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               INCOME STATEMENT

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET

1. Represents the provision of an estimated $20.0 million in taxes as part of the reorganization. The IRS is not obliged to accept our determination or the methodologies we are using in making our determination. See "Risk Factors--The Reorganization Could Result in a Larger Than Expected Taxable Gain to Our Company."

2. Represents accelerated compensation payments made pursuant to (1) the termination of the company's director retirement plan, resulting in an estimated cash payment of $1.5 million to current and former directors,
   (2) the termination of the company's deferred compensation plans, resulting in an estimated cash payment of $86.3 million to current and former officers and directors, (3) the cash payment of $5.6 million in annual and special bonuses to current officers, and (4) the payment of performance shares of $11.8 million to participants, by the issuance of the company's common stock. At June 30, 1999, approximately $90.8 million had been accrued for these obligations.

  The company expects to offer its current employees, directors and advisors to the board of directors the option of receiving cash, shares of the company's common stock or a combination thereof in satisfaction of compensation payable in connection with the reorganization. The pro forma balance sheet assumes that only performance share liabilities are paid in the company's common stock.

  For purposes of the presentation of the June 30, 1999 pro forma balance sheet, the payment of deferred compensation and performance shares were valued at the June 30, 1999 closing price of the company's common stock of $141.00 per share. The actual financial statement effects of these transactions will be affected by the market value of the company's common stock on the date these items are actually paid.

3. Represents (1) the September 15, 1999 exercise of 1,000,000 outstanding warrants by the Chairman to acquire an equal number of shares of the company's common stock at a per share exercise price of $21.66 and (2) a one-time cash payment of $6.0 million to the Chairman to compensate him for the estimated interest cost of borrowing the strike price and the amounts required to pay his income taxes on the exercise due to his exercising early at our request.

4. Historical book value per common share calculation is based on 5,990,723 shares outstanding, fully converted. Pro forma book value per common share calculation is based on 6,074,273 shares outstanding, fully converted, which assumes the issuance of 83,550 shares in satisfaction of performance share liabilities as described in Note 2 above.

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               INCOME STATEMENTS

    Income statement for the six months ended June 30, 1999

1. Represents the provision of an estimated $20.0 million in taxes as part of the reorganization. The IRS is not obliged to accept our determination or the methodologies we are using in making our determination. See "Risk Factors--The Reorganization Could Result in a Larger Than Expected Taxable Gain to Our Company."

2. Represents the recognition of incremental expenses associated with the acceleration of compensation payments made pursuant to (1) the termination of the company's director retirement plan ($.4 million pretax), (2) the termination of the company's deferred compensation plans ($10.1 million pretax), (3) annual and special bonuses to current officers ($5.1 million pretax), and (4) the payment of performance shares ($3.9 million pretax).

    For purposes of the presentation of the June 30, 1999 pro forma income statement, the recognition of incremental expenses associated with deferred compensation and performance shares were valued at the December 31, 1998 closing price of the company's common stock of $140.06 per share. The actual financial statement effects of these transactions will be affected by the market value of the company's common stock on the date these items are actually paid.

3. Represents the expense associated with a one-time payment of $6.0 million pretax to the Chairman to compensate him for the estimated interest cost of borrowing the strike price and the amounts required to pay his income taxes on the exercise due to his exercising early at our request.

4. Actual basic and diluted earnings per share amounts for the period are based on the weighted average number of shares of the company's common stock outstanding of 5,669,050 shares and 6,337,977 shares, respectively. Pro forma basic and diluted earnings per share amounts are based on the weighted average number of shares of the company's common stock outstanding of 6,754,600 shares.

5. The ratio of earnings to fixed charges calculation was derived using pretax earnings from continuing operations as adjusted for undistributed earnings from unconsolidated insurance affiliates.

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                         INCOME STATEMENTS (CONTINUED)

    Income statement for the twelve months ended December 31, 1998

1. Represents the provision of an estimated $20.0 million in taxes as part of the reorganization. The IRS is not obliged to accept our determination or the methodologies we are using in making our determination. See "Risk Factors--The Reorganization Could Result in a Larger Than Expected Taxable Gain to Our Company."

2. Represents the recognition of incremental expenses associated with the acceleration of compensation payments made pursuant to (1) the termination of the company's director retirement plan ($.4 million pretax), (2) the termination of the company's deferred compensation plans ($1.4 million pretax), (3) annual and special bonuses to current officers ($3.6 million pretax), and (4) the payment of performance shares ($3.7 million pretax).

    For purposes of the presentation of the December 31, 1998 pro forma income statement, the recognition of incremental expenses associated with deferred compensation and performance shares were valued at the December 31, 1997 closing price of the company's common stock of $121.00 per share. The actual financial statement effects of these transactions will be affected by the market value of the company's common stock on the date these items are actually paid.

3. Represents the expense associated with a one-time payment of $6.0 million pretax to the Chairman to compensate him for the estimated interest cost of borrowing the strike price and the amounts required to pay his income taxes on the exercise due to his exercising early at our request.

4. Actual basic and diluted earnings per share amounts for the period are based on the weighted average number of shares of the company's common stock outstanding of 5,865,902 shares and 6,535,181 shares, respectively. Pro forma basic and diluted earnings per share amounts are based on the weighted average number of shares of the company's common stock outstanding of 6,951,452 shares.

5. The ratio of earnings to fixed charges calculation was derived using pretax earnings from continuing operations as adjusted for undistributed earnings from unconsolidated insurance affiliates.

                               THE REORGANIZATION

GENERAL

     The board of directors has unanimously approved and recommends that you approve the proposed reorganization. White Mountains Insurance Group-Delaware will merge into White Mountains Insurance Group-Arizona, with White Mountains Insurance Group-Arizona surviving. Immediately after the merger White Mountains Insurance Group-Arizona will become a Bermuda company pursuant to a conversion and continuation procedure. The merger will occur only if the change in domicile to Bermuda is to occur immediately thereafter.

     After the reorganization, White Mountains Insurance Group-Bermuda will own the same assets that White Mountains Insurance Group-Delaware owned before the reorganization. Your proportionate economic ownership will not change as a result of the reorganization. The material differences in your rights as a shareholder of White Mountains Insurance Group-Bermuda are described under "Risk Factors--Some of Your Rights as a Shareholder Will Change as a Result of the Reorganization," "Description of Authorized Shares of White Mountains Insurance Group-Bermuda" and "Comparison of Rights of Shareholders." The actual terms of the reorganization are contained in the merger agreement and memorandum of continuance. The merger agreement is included in this proxy statement/prospectus as annex I. The memorandum of continuance and bye-laws that will govern our company once we are domiciled in Bermuda are included in this document as annex II and annex III. We encourage you to read these documents carefully.

BACKGROUND AND REASONS FOR THE REORGANIZATION

     The board of directors believes that the reorganization will allow our company to avail itself of significant business and financial advantages that are not available under the current corporate structure. Accordingly, the board of directors believes the reorganization should have a favorable impact on the conduct of our future business operations. In particular, the board of directors believes that you should approve the reorganization for the following reasons:

          o a more favorable corporate structure for the formation and growth of non-U.S. based insurance and/or reinsurance operations;

          o an enhanced ability to compete with non-U.S. insurance/reinsurance entities;

          o an enhanced ability to pursue business combinations with non-U.S. entities, including Bermuda companies;

          o an expansion of the investor base as our shares may become more attractive to non-U.S. investors; and

          o an increased visibility among the investment banking community arising from its perception of our company's enhanced corporate structure.

Other benefits of the reorganization include the following:

          o Over the long term, some tax savings and benefits will become available.

          o Our worldwide corporate income taxes should be reduced as a result of the reorganization, including subjecting our income to an effective overall tax rate lower than that imposed by the United States. Thus, the reorganization should permit us to conduct our business in a manner that will reduce our exposure to U.S. federal income taxes on the portion of our operations conducted outside the United States and on the portion of our income from United States sources which is not subject to withholding taxes, although it may be subject to income taxes in other jurisdictions.

     In addition to the potential benefits described above, the reorganization will impose some moderate costs on us and will expose us and you to some risks. See "Risk Factors."

     There are also differences between Delaware and Bermuda corporate law, and our Delaware and Bermuda organizational documents. See "Comparison of Rights of Shareholders." There are also selected tax and enforcement risks related to the reorganization. See "Risk Factors." The board of directors determined that the potential advantages of the reorganization substantially outweigh these risks and differences.

     Although the board of directors evaluated variations in the basic structure of the reorganization, the board of directors believes, based on advice from management and its outside advisors, that the proposed structure of the reorganization is the best structure to provide the advantages we are seeking, without substantial operational or financial risks. Consequently the board of directors did not consider any alternatives to the reorganization. No assurances can be given, however, that the anticipated benefits of the reorganization will be realized.

     For a discussion of some other costs, comprised principally of the acceleration of some management and director compensation benefits, see "--Acceleration of Deductions Related to Compensation Benefits."

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The board of directors of White Mountains Insurance Group-Delaware has unanimously approved the proposed reorganization and recommends that you vote for the proposal to approve the reorganization.

RIGHTS OF DISSENTING SHAREHOLDERS

     Pursuant to Section 262 of the Delaware General Corporation Law and
Section 10-1302 of the Arizona Corporations and Associations Law, the holders of White Mountains Insurance Group-Delaware common stock and the White Mountains Insurance Group-Arizona common shares will not have dissenters' appraisal rights under Delaware or Arizona law in connection with the reorganization because, among other reasons, our shares are traded on the NYSE.

AMENDMENTS TO STOCK BASED PLANS

     After the reorganization we will amend our stock based compensation plans and stock purchase plans to provide that White Mountains Insurance Group-Bermuda common shares will be issued by White Mountains Insurance Group-Bermuda. We will revise or amend our other employee benefit plans, as necessary.

     Your approval of the reorganization will also constitute approval of amendments to our stock based compensation plans and stock purchase plans and other employee benefit plans providing for future use of White Mountains Insurance Group-Bermuda common shares in lieu of White Mountains Insurance Group-Delaware common stock after the reorganization.

NYSE TRADING

     Our common stock is currently listed on the NYSE under the symbol "WTM." We expect that immediately following the reorganization, the common shares of White Mountains Insurance Group-Bermuda will be listed on the NYSE under the same symbol.

ACCOUNTING TREATMENT

     The reorganization involves a pooling of interests among companies with common control and, therefore, there will be no change in accounting as a result of the reorganization.

ACCELERATION OF DEDUCTIONS RELATED TO COMPENSATION BENEFITS

     At our request, on September 15, 1999, John J. Byrne exercised all of his remaining warrants and purchased 1,000,000 shares of common stock from us at the strike price of $21.66 per share (the 1985 Fireman's Fund Corporation initial public offering price of $25.75 per share adjusted for the 1993 White River Corporation dividend). The warrants were exercisable until January 2, 2002. In addition, we paid $6.0 million to Mr. Byrne to compensate him for the estimated interest cost of borrowing the strike price and the amounts required to pay his income taxes on the exercise during the period from the date of his exercise at our request to January 2, 2002, when he otherwise would have had to exercise his warrants. The amount of taxable income realized by Mr. Byrne in exercising the warrants, including the $6.0 million payment, was $102.5 million. This amount is taxable income to him and is tax deductible to us in 1999. In connection with such exercise, Mr. Byrne granted the Board of Directors of White Mountains Insurance Group-Delaware an irrevocable proxy to vote all shares of common stock of such company held by him in excess of 19.9% of the total voting power of such company, currently expected to be 175,000 shares. Such shares will be voted in favor of the reorganization.

     In connection with the reorganization, the compensation committee of the board of directors has recommended the acceleration or termination of certain compensation benefits. This would result in increased tax deductible expenses in 1999 and reduced future expenses. Contingent on consummation of the reorganization, the board of directors has approved the following compensation actions:

          o Termination of the Director's Retirement Benefit Plan and payout of the current aggregate benefit to directors not currently retired, at an after tax cost of approximately $.3 million over the normal cost for 1999. We will have eliminated the future expense of this plan.

          o Termination of the Voluntary Deferred Compensation and Deferred Benefit Plans. Active employees of White Mountains Insurance Group-Delaware will be paid lump sum amounts equal to their accumulated balances or $10.5 million in aggregate. The incremental after tax cost of the termination for active employees will be $0.3 million resulting from lost deductions on some payments exceeding IRS limitations on deductible annual executive compensation. Participants who are no longer active employees of White Mountains Insurance Group-Delaware will receive lump sum payments totalling $75.5 million, which will result in an incremental after tax cost of $8.1 million. We expect that we will adopt replacement plans for active employees.

          o Payment of 1999 Executive Bonus Pool. The board approved an "on-target" bonus pool (approximately $.9 million) plus approximately $4.6 million in one-time special bonuses, but the board of directors will make a final determination immediately prior to the reorganization on the pool and special bonus amounts. If the special bonus and "on-target" bonus amounts are paid, the incremental after tax cost will be $4.4 million over the normal "on-target" pool cost for 1999 due to the special bonus amounts and limitations on the deductibility of executive compensation.

          o Payment of the 1999 and 2000 Performance Shares. After a review of performance against targets, the board approved payout of the 1997-1999 and 1998-2000 performance share cycles, which it determined were "on-Plan" resulting in 100% payout. The two cycles contained aggregate grants of 83,550 shares, resulting in an incremental after tax cost of $2.6 million over the normal cost for 1999 assuming "on-

            Plan" performance and a stock price of $130.25 per share (the closing price on August 31, 1999) including the cost of lost deductions due to limitations on annual executive compensation. The 1999-2001 cycle will remain in effect.

     The company expects to offer its current employees, directors and advisors to the board of directors the option of receiving cash, shares of the company's common stock or a combination thereof in satisfaction of compensation payable in connection with the reorganization. In this regard, the company is considering filing a registration statement on Form S-8 during 1999 pursuant to which it could issue up to 200,000 shares of the company's common stock to qualifying recipients in satisfaction of all or a portion of their compensation payable pursuant to the director's retirement plan, the voluntary deferred compensation plan, the deferred benefit plan and the 1999 executive bonus pool. Currently, the company's performance share plan provides for the issuance of the company's common stock to participants in satisfaction of performance share liabilities.

                              THE SPECIAL MEETING

GENERAL

     White Mountains Insurance Group-Delaware will hold a special meeting for its stockholders at 10:00 a.m., local time, on October 22, 1999, at Hotel Plaza Athenee, Le Trianon Room, 37 East 64th Street, New York, NY 10021, to consider and vote on:

          o approval of the reorganization, including the merger agreement, the memorandum of continuance and the bye-laws, and authorization for the board of directors to exercise its powers set out in the bye-laws and to take all actions deemed necessary or advisable to give effect to the reorganization, and

          o any other matters that may properly come before such meeting.

QUORUM

     The presence, in person or by proxy, of stockholders holding a majority of the outstanding shares of White Mountains Insurance Group-Delaware common stock entitled to vote at the special meeting will constitute a quorum.

RECORD DATE

     Only White Mountains Insurance Group-Delaware stockholders of record at the close of business on September 24, 1999, as shown on White Mountains Insurance Group-Delaware's records, will be entitled to vote, or to grant proxies to vote at the special meeting.

VOTE REQUIRED FOR ADOPTION

     Approval of the reorganization requires the affirmative vote of the holders of a majority of the outstanding shares of White Mountains Insurance Group-Delaware common stock voting together as a single class.

     Because of this vote requirement, abstentions will have the same effect as votes against the proposal to approve the reorganization. Under the rules of the NYSE, brokers who hold shares in "street name" for customers have the authority to vote on many routine proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to non-routine matters such as the reorganization. Thus, absent specific instructions from you, your broker is not empowered to vote your shares with respect to the approval and adoption of the reorganization. Since an affirmative vote of a majority of the outstanding White Mountains Insurance Group-Delaware common shares is required for approval of the reorganization, a non vote will have the same effect as a vote against the reorganization. White Mountains Insurance Group-Delaware, as the sole shareholder of White Mountains Insurance Group-Arizona will approve the reorganization.

     As of the record date described above, there were 5,982,291 shares of White Mountains Insurance Group-Delaware common stock outstanding and entitled to vote. As of the record date, the directors and executive officers of White Mountains Insurance Group-Delaware and affiliates of these persons directly owned, in the aggregate, approximately 1,475,548 shares of White Mountains Insurance Group-Delaware common stock (approximately 24.7% of the outstanding White Mountains Insurance Group-Delaware common stock). They (or their proxies) have indicated their intention to vote these shares in favor of the proposal to approve the reorganization.

PROXIES

  General

     You will receive a proxy card if you were a stockholder of our company as of the record date. If you properly received a proxy card, you may grant a proxy to vote for or against, or to abstain from voting, on the proposal to approve the reorganization by marking your proxy card appropriately, executing it in the space provided and returning it to the Secretary of White Mountains Insurance Group-Delaware.

     If you hold your White Mountains Insurance Group-Delaware common stock in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee on voting your shares.

     If you have timely submitted a properly executed proxy card and clearly indicate your votes, your shares will be voted as indicated. If you have timely submitted a properly executed proxy card and have not clearly indicated your votes, your shares will be voted FOR the proposal to approve the reorganization. Any White Mountains Insurance Group-Delaware stockholder of record who is present at the special meeting in person will be entitled to vote at the meeting regardless of whether that stockholder has previously granted a proxy with respect to the reorganization.

     Management of White Mountains Insurance Group-Delaware knows of no matters other than as described in the accompanying notice of special meeting which are likely to be brought before the special meeting. However, if any other matters are properly presented at the special meeting for consideration, including consideration of a motion to adjourn the meeting to another time and/or place, including adjournments for the purpose of soliciting additional proxies, the persons named in the proxy card will have the discretion to vote on such matters in accordance with their best judgment.

  Revocation

     You may revoke your proxy card at any time prior to its exercise by:

          o giving written notice of the revocation to the Secretary of White Mountains Insurance Group-Delaware;

          o appearing and voting in person at the special meeting; or

          o properly completing and executing a later-dated proxy and delivering it to the Secretary of White Mountains Insurance Group-Delaware.

     Your presence without voting at the special meeting will not automatically revoke your proxy and any revocation during the meeting will not affect votes previously taken. If you hold your White Mountains Insurance Group-Delaware common stock in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

  Validity

     The inspectors of election will determine all questions as to the validity, form, eligibility, including time of receipt, and acceptance of proxy cards. Their determination will be final and binding. The board of directors of White Mountains Insurance Group-Delaware will have the right to waive any irregularities or conditions as to the manner of voting. White Mountains Insurance Group-Delaware may accept proxies by any reasonable form of communication so long as White Mountains Insurance Group-Delaware is reasonably assured that the communication is authorized by you.

SOLICITATION OF PROXIES

     The board of directors of White Mountains Insurance Group-Delaware is soliciting the accompanying proxy. The expenses of preparing, printing and mailing the proxy and the materials used in the solicitation will be borne by White Mountains Insurance Group-Delaware.

     White Mountains Insurance Group-Delaware has retained Corporate Investor Communications, Inc. to aid in the solicitation of proxies, for a fee of approximately $5,000 and the reimbursement of expenses. Proxies may also be solicited by personal interview, telephone and telegram by directors, officers and employees of White Mountains Insurance Group-Delaware who will not receive additional compensation for their services. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to the beneficial owners of White Mountains Insurance Group-Delaware common stock held by those persons, and White Mountains Insurance Group-Delaware will reimburse them for reasonable expenses in connection with the forwarding of the solicitation materials.

                          THE MERGER AGREEMENT AND THE
                           MEMORANDUM OF CONTINUANCE

GENERAL

     We propose that the reorganization be effected pursuant to the merger agreement and the memorandum of continuance. The steps to the reorganization are:

          o merging White Mountains Insurance Group-Delaware with and into White Mountains Insurance Group-Arizona, with White Mountains Insurance Group-Arizona surviving;

          o automatically converting the shares of White Mountains Insurance Group-Delaware outstanding immediately prior to the effective time of the merger into an equal number of White Mountains Insurance Group-Arizona shares;

          o filing the memorandum of continuance with the Registrar of Companies of Bermuda for registration immediately after the merger, which will result in White Mountains Insurance Group-Arizona becoming a Bermuda company pursuant to a continuation procedure under Bermuda and Arizona law; and

          o automatically converting each outstanding White Mountains Insurance Group-Arizona common share into one White Mountains Insurance Group-Bermuda common share.

     The certificate of incorporation of White Mountains Insurance Group-Arizona shall be the certificate of incorporation of the surviving corporation of the merger and is set forth in exhibit A to the merger agreement, attached as annex I to this proxy statement/prospectus. The memorandum of continuance and the bye-laws of White Mountains Insurance Group-Bermuda will be the governing organizational documents and are set forth as annexes II and III to this proxy statement/prospectus.

NO REQUIREMENT TO EXCHANGE SHARE CERTIFICATES

     Stock certificates representing White Mountains Insurance Group-Delaware common stock will, at the effective time, automatically represent the same number of White Mountains Insurance Group-Bermuda common shares. You will not be required to exchange your stock certificates as a result of the reorganization. Should you desire to sell some or all of your White Mountains Insurance Group-Bermuda common shares after the effective time, delivery of the stock certificate or certificates which previously represented White Mountains Insurance Group-Delaware common stock will be sufficient.

     Following the reorganization, certificates bearing the name of White Mountains Insurance Group-Bermuda will be issued in the normal course upon surrender for transfer or exchange of outstanding certificates representing White Mountains Insurance Group-Delaware common stock. If you surrender a certificate representing shares of White Mountains Insurance Group-Delaware common stock for exchange or transfer and new certificates are to be issued in a name other than that appearing on the surrendered certificate, it will be a condition to the exchange or transfer that the surrendered certificate (1) be properly endorsed and (2) otherwise be in proper form for transfer.

CONDITIONS TO CONSUMMATION OF THE REORGANIZATION

     The reorganization will not be completed unless, among other requirements, the following conditions are satisfied or, if allowed by law, waived:

          o The stockholders of White Mountains Insurance Group-Delaware approve the reorganization by the requisite vote.

          o We receive all necessary third-party consents to the reorganization, if any.

EFFECTIVE TIME

     We anticipate that the reorganization will become effective soon after the special meeting. The merger of White Mountains Insurance Group-Delaware into White Mountains Insurance Group-Arizona, if approved by our shareholders and not terminated by the board of directors, will become effective upon the later of:
(1) the time of filing a certificate of merger with the Delaware Secretary of State; (2) the issuance of a certificate of merger by the Arizona Secretary of State; or (3) a later effective time specified in the filings with those states. The conversion of White Mountains Insurance Group-Arizona and its continuance as a Bermuda company, if not terminated by our board of directors, will become effective when the memorandum of continuance is registered by the Registrar of Companies of Bermuda.

     Immediately following the effective time of the reorganization, White Mountains Insurance Group-Bermuda will have the same directors and executive officers as White Mountains Insurance Group-Delaware had immediately prior to that date.

AMENDMENT/TERMINATION

     White Mountains Insurance Group-Delaware and White Mountains Insurance Group-Arizona, by action of their respective boards of directors, may amend, modify or supplement the merger agreement or the memorandum of continuance at any time, except no amendment, modification or supplement may be made or effected that by law requires further approval by stockholders without the further approval of those stockholders.

     The board of directors of White Mountains Insurance Group-Delaware or White Mountains Insurance Group-Arizona may terminate the merger agreement and abandon the reorganization, at any time, whether before or after the special meeting. The merger of White Mountains Insurance

Group-Delaware with and into White Mountains Insurance Group-Arizona will occur only if the change in domicile to Bermuda is to occur immediately after the merger. In addition, while we currently expect the reorganization to take place soon after the special meeting, the board of directors of White Mountains Insurance Group-Delaware may defer the reorganization for a significant time or abandon the reorganization after the special meeting because, among other factors, of increases in our estimate of the cost of the reorganization, which can rise due to increases in the fair market values of the assets of White Mountains Insurance Group-Delaware. Our board of directors may exercise these rights for a variety of reasons including if it determined that the reorganization would be, in its view, too costly, or would have material adverse consequences to our company.

                    WHITE MOUNTAINS INSURANCE GROUP-DELAWARE
                  AND WHITE MOUNTAINS INSURANCE GROUP-BERMUDA

WHITE MOUNTAINS INSURANCE GROUP-DELAWARE

     White Mountains Insurance Group, Inc. is a New Hampshire-based financial services holding company. Our subsidiaries and affiliates provide property and casualty insurance, reinsurance and financial guaranty insurance.

     White Mountains Insurance Group-Delaware's consolidated and unconsolidated insurance operations principally include: (a) Folksamerica Holding Company, Inc., a New York-based broker-market reinsurer; (b) a 25% economic interest in Financial Security Assurance Holdings Ltd., a New York-based Aaa/AAA writer of financial guaranty insurance; and (c) a 50% stake in Main Street America Holdings, Inc., a unit of National Grange Mutual Insurance Company, a New Hampshire-based property and casualty insurer.

     We also own a passive investment portfolio. Management's primary strategic goal is to reinvest our passive investments, together with other resources available to us, into operating businesses in which management has knowledge and experience, if appropriate opportunities can be found.

     In the current fiscal year, we have announced or consummated the following significant transactions:

          o the disposition and discontinuance of our mortgage banking operations;

          o the sale of Valley Group, Inc., consisting of Valley Insurance Company, Charter Indemnity Company and White Mountains Insurance Company and related insurance affiliates;

          o an agreement to purchase the Consolidated International Group, Inc., a Delaware based insurance holding company;

          o the repurchase of 871,845 shares of our common stock; and

          o the exercise by John J. Byrne of his warrants to purchase 1,000,000 shares of our common stock, as described under "The
            Reorganization--Acceleration of Deductions Related to Compensation Benefits."

PRICE RANGE OF WHITE MOUNTAINS INSURANCE GROUP-DELAWARE COMMON STOCK

     As of June 1, 1999 White Mountains Insurance Group-Delaware common stock traded on the NYSE under the symbol "WTM." Prior to that date our company's ticker symbol was "FFC." The following table sets forth the quarterly range of high and low reported sale prices of the White Mountains Insurance Group-Delaware common stock on the NYSE for the periods indicated.

[CAPTION]

                                                                                                 High       Low
                                                                                                 ----      ----
1997:
  First Quarter...............................................................................   $109 3/4  $ 94
  Second Quarter..............................................................................    110 1/2    98
  Third Quarter...............................................................................    108        99 1/2
  Fourth Quarter..............................................................................    124       105 1/4

1998:
  First Quarter...............................................................................   $137 5/16 $120 1/8
  Second Quarter..............................................................................    150 1/4   135 9/16
  Third Quarter...............................................................................    153 1/4   119
  Fourth Quarter..............................................................................    144 3/8   117

1999:
  First Quarter...............................................................................   $150      $118 1/2
  Second Quarter..............................................................................    150       129 9/32
  Third Quarter (through September 22, 1999)..................................................    143       129 1/8

     On September 22, 1999 the last reported sale price of the White Mountains Insurance Group-Delaware common stock as reported on the NYSE was $131.75 per share. As of September 24, 1999, there were approximately 455 record holders of White Mountains Insurance Group-Delaware common stock.

WHITE MOUNTAINS INSURANCE GROUP-BERMUDA

     White Mountains Insurance Group-Bermuda will be a Bermuda company registered and existing under the laws of Bermuda upon registration of the memorandum of continuance by the Registrar of Companies in Bermuda. White Mountains Insurance Group-Bermuda's registered office will be located at Bermuda.

                      DESCRIPTION OF AUTHORIZED SHARES OF
                    WHITE MOUNTAINS INSURANCE GROUP-BERMUDA

     The following discussion is a summary of White Mountains Insurance Group-Bermuda's share capital. This summary is subject to the complete text of White Mountains Insurance Group-Bermuda's memorandum of continuance and bye-laws as they will be in effect on the effective date. Annexes II and III to the proxy statement/prospectus set forth the memorandum of continuance and the bye-laws.

AUTHORIZED SHARE CAPITAL

     The memorandum of continuance and the bye-laws of White Mountains Insurance Group-Bermuda will provide that the authorized share capital is limited to 50,000,000 common shares having a par value of US$1.00 per share and 20,000,000 preference shares having a par value of US$1.00 per share.

VOTING

     The holders of White Mountains Insurance Group-Bermuda common shares will be entitled to one vote per share except as restricted by the voting limitation described below (subject to the rights of the holders of any other class of shares that may be issued). All actions submitted to a vote of shareholders shall be voted on by the holders of White Mountains Insurance Group-Bermuda common shares, voting together as a single class, except as provided by law.

     With respect to the election of directors, each holder of White Mountains Insurance Group-Bermuda common shares entitled to vote at the election will have the right to vote, in person or by proxy, the number of shares held by him or her for as many persons as there are directors to be elected and for whose election that holder has a right to vote. The directors will be divided into three classes, with only one class being up for election each year. Those nominees receiving the highest number of votes, up to the number of directors elected shall be deemed elected.

     The bye-laws contain provisions limiting shareholders' voting rights as set forth in "Comparison of Rights of Shareholders--Voting of Shareholders--White Mountains Insurance Group-Bermuda."

DIVIDENDS

     As is the case with the White Mountains Insurance Group-Delaware common stock, holders of White Mountains Insurance Group-Bermuda common shares will be entitled to participate, on a share-for-share basis, with the holders of any other common shares outstanding, with respect to any dividends declared by the board of directors of White Mountains Insurance Group-Bermuda. Dividends will generally be payable in U.S. dollars. During 1997, 1998 and 1999 to date, we declared and paid quarterly cash dividends.

     We currently intend to reconsider, and possibly reduce, after the reorganization, quarterly dividends with due consideration given to the financial characteristics of our remaining invested assets and operations, the amount and regularity of our cash flow and our business opportunities. The payment of any future cash dividends on the White Mountains Insurance Group-Bermuda common shares is necessarily dependent upon the earnings and financial needs of White Mountains Insurance Group-Bermuda, along with applicable legal and contractual restrictions.

RIGHTS UPON LIQUIDATION

     As is the case with the White Mountains Insurance Group-Delaware common stock, on a liquidation of White Mountains Insurance Group-Bermuda, holders of White Mountains Insurance Group-Bermuda common shares will be entitled to receive any assets remaining after the payment of White Mountains Insurance Group-Bermuda's debts and the expenses of the liquidation, subject to any special rights as may be attached to any other class of shares.

                      COMPARISON OF RIGHTS OF SHAREHOLDERS

     The following discussion is a summary of material changes in your rights as a shareholder following the reorganization. We believe this summary is accurate. However, it is subject to the complete text of the relevant provisions of the Bermuda Companies Act 1981, the Delaware General Corporation Law, White Mountains Insurance Group-Delaware's certificate of incorporation and by-laws and White Mountains Insurance Group-Bermuda's memorandum of continuance and bye-laws.

     Your rights as a stockholder of White Mountains Insurance Group-Delaware are governed by Delaware law and White Mountains Insurance Group-Delaware's restated certificate of incorporation and amended and restated by-laws. After the reorganization, you will become a shareholder of White Mountains Insurance Group-Bermuda and your rights will be governed by Bermuda law and White Mountains Insurance Group-Bermuda's memorandum of continuance and bye-laws.

     There are differences between your rights under Delaware law and Bermuda law, which is based on English legal principles. In addition, there are differences between White Mountains Insurance Group-Delaware's certificate of incorporation and by-laws and White Mountains Insurance Group-Bermuda's memorandum of continuance and bye-laws. The most significant differences are:

          o the board of directors of White Mountains Insurance Group-Bermuda may redeem shares from a shareholder at fair market value if it determines that share ownership by that shareholder may result in adverse tax, regulatory or legal consequences to our company, any of our subsidiaries or any of our shareholders;

          o a provision limiting the voting rights of any person who owns (directly, indirectly or constructively under the IRC) 10% or more of the shares of White Mountains Insurance Group-Bermuda to 9.9%. This 9.9% voting limitation provision will not be applicable to any Byrne Entity with respect to any matter submitted to shareholders other than with respect to the election of directors. This provision is intended to prevent our company from being characterized as a controlled foreign corporation which could cause U.S. persons owning 10% or more of our shares to suffer adverse U.S. tax consequences;

          o a provision limiting the voting rights of any group (defined as two or more persons acting as a partnership, syndicate or other group for the purpose of acquiring, holding or disposing of the relevant securities) which owns 10% or more of the shares to 9.9%, except that this provision relating to groups will not apply to (a) any Byrne Entity, or (b) any person or group that the board of directors, by the affirmative vote of at least 75% of the entire board of directors, may exempt from this provision;

          o a provision (similar to that under Delaware corporate law) limiting business combinations with interested shareholders. However, any Byrne Entity will be exempt from this provision;

          o shareholders will not have the right to remove directors for cause (unless the Board determines otherwise);

          o an increase in the number of authorized common shares from 15,000,000 to 50,000,000 and preference shares from 1,000,000 to
            20,000,000;

          o our bye-laws can only be amended with both prior approval of the board of directors and approval by the holders of a majority of the voting power of the shareholders present at a meeting of the shareholders (subject to supermajority provisions in certain circumstances); and

          o shareholders' rights to bring derivative suits will be more limited.

          o A provision limiting the voting rights of any person who notifies the board of directors of White Mountains Insurance Group-Bermuda to that percentage so designated by such person (subject to acceptance of such cut-back by the board in its sole discretion) so that (and to the extent) such person may meet any applicable insurance or other regulatory requirement or voting threshold or limitation that may be applicable to such person or to evidence that such person's voting power is no greater than such threshold.

QUORUM; MEETINGS OF SHAREHOLDERS

                    White Mountains Insurance Group-Delaware

Under Delaware law, shareholder meetings generally must be held every thirteen months and a special meeting of stockholders may be called only by the board of directors or by persons authorized in the charter or the by-laws. The by-laws of White Mountains Insurance Group-Delaware provide for the calling of a special meeting of stockholders only by the Chairman of the Board, the President or a majority of the entire board of directors.

The by-laws of White Mountains Insurance Group-Delaware provide that a majority of shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders.

                    White Mountains Insurance Group-Bermuda

Under Bermuda law, an annual general meeting must be convened at least once in every calendar year. A special meeting of shareholders may be convened by the directors at any time and must be convened upon the request of shareholders holding at least 10% of the paid-up capital of the company carrying the right to vote at shareholders' meetings. The bye-laws also provide that the Chairman of the Board, the President or a majority of the entire board of directors may call a special meeting of shareholders.

The bye-laws of White Mountains Insurance Group-Bermuda provide that the presence of two or more persons representing, in person or by proxy, not less than a majority of the voting power represented by shares issued and entitled to vote shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by Bermuda law.

VOTING OF SHAREHOLDERS

                    White Mountains Insurance Group-Delaware

Under Delaware law, unless otherwise provided in the certificate of incorporation, each stockholder is entitled to one vote for each share of capital stock held by that stockholder.

                    White Mountains Insurance Group-Bermuda

The by-laws contain a provision limiting the voting rights of any person who owns (directly, indirectly or constructively under the IRC) 10% or more of the shares of White Mountains Insurance Group-Bermuda to 9.9%. This 9.9% voting limitation provision will not be applicable to any Byrne Entity with respect to any matter submitted to shareholders other than with respect to the election of directors. This provision is intended to prevent White Mountains Insurance Group-Bermuda from being characterized as a controlled foreign corporation, which could cause U.S. persons owning 10% or more of its shares to suffer adverse U.S. tax consequences.

In addition, the bye-laws contain a provision limiting the voting rights of any group (defined as two or more persons acting as a partnership, syndicate or other group for the purpose of acquiring, holding or disposition of the relevant securities) which owns 10% or more of the shares to 9.9%, except that this provision will not restrict (a) any Byrne Entity, or (b) any person or group that the board of directors, by the affirmative vote of at least 75% of the entire board of directors, may exempt from this provision.

A provision limiting the voting rights of any person who notifies the board of directors of White Mountains Insurance Group-Bermuda to that percentage so designated by such person (subject to acceptance of such cut-back by the board in its sole discretion) so that (and to the extent) such person may meet any applicable insurance or other regulatory requirement or voting threshold or limitation that may be applicable to such person or to evidence that such person's voting power is no greater than such threshold.

MANDATORY REDEMPTION OF COMMON STOCK

                    White Mountains Insurance Group-Delaware

Under Delaware law, a corporation cannot mandatorily redeem shares of its common stock.

                    White Mountains Insurance Group-Bermuda

The bye-laws contain a provision that the board of directors of White Mountains Insurance Group-Bermuda may redeem shares at fair market value if it determines that any shareholder's share ownership may result in adverse tax, regulatory or legal consequences to the company or any shareholder.

PREFERRED STOCK

                    White Mountains Insurance Group-Delaware

Under Delaware law and the certificate of incorporation of White Mountains Insurance Group-Delaware, the board of directors has the right to issue preferred stock with such powers, rights and designations as it may so determine.

                    White Mountains Insurance Group-Bermuda

Under the by-laws of White Mountains Insurance Group-Bermuda, the board of directors has the right to issue preference shares with such powers, rights and designations as it may so determine.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

                    White Mountains Insurance Group-Delaware

The by-laws of White Mountains Insurance Group-Delaware provide that stockholders seeking to bring business before an annual meeting of stockholders or to nominate candidates for election as directors at an annual meeting of stockholders must provide timely notice in writing. To be timely, a stockholder's notice must be received by the Secretary of White Mountains Insurance Group-Delaware by the earlier of:

o at least 90 days prior to the first anniversary of the preceding year's annual meeting; or

o the 10th day following the day on which such notice of the date of the annual meeting was mailed or publicly disclosed.

                    White Mountains Insurance Group-Bermuda

The bye-laws of White Mountains Insurance Group-Bermuda will provide that to be properly brought before a shareholder meeting, business must be specified in the notice of the meeting and will be substantially identical to the by-laws of White Mountains Insurance Group-Delaware, subject to Bermuda law in this regard with respect to nomination of candidates for election as directors. In addition, Bermuda law provides that shareholders totaling at least 100 shareholders or holding at least 5% of the total voting rights can, at their own expense, require the company to:

o give notice of any resolution which those shareholders can properly propose and intend to propose at the next annual general meeting of the company; or

o circulate a statement prepared by those shareholders in respect of any matter referred to in a proposed resolution or any business to be dealt with at a general meeting.

DISTRIBUTIONS AND DIVIDENDS; STOCK REPURCHASES

                    White Mountains Insurance Group-Delaware

Under Delaware law, a corporation may pay dividends out of surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions. Surplus is defined under Delaware law as the excess of the net assets over capital, as such capital may be adjusted by the board of directors.

A Delaware corporation may purchase shares of any class except when its capital is impaired or would be impaired by such purchase. A corporation may, however, purchase out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock if these shares are to be retired and the capital reduced.

                    White Mountains Insurance Group-Bermuda

Under Bermuda law and the by-laws, the board of directors of White Mountains Insurance Group-Bermuda may declare dividends, or make distributions out of contributed surplus, as long as there are no reasonable grounds for believing that White Mountains Insurance Group-Bermuda is, or after the dividend or distribution would be, unable to pay its liabilities as they became due or that the realizable value of White Mountains Insurance Group-Bermuda's assets would thereby be less than the aggregate of its liabilities and its issued share capital and share premium accounts.

Under Bermuda law and the by-laws, White Mountains Insurance Group-Bermuda can repurchase its own shares generally, to the extent it can otherwise pay a dividend.

Acquired shares can be reissued generally without shareholder action.

Acquired shares can be reissued generally without shareholder action.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

                    White Mountains Insurance Group-Delaware

Delaware law generally permits a corporation to provide indemnification and advancement of expenses, by by-law provision, agreement or otherwise, against judgments, fines, expenses and amounts paid in settlement actually and reasonably incurred by the person in connection with a proceeding if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation.

The by-laws of White Mountains Insurance Group-Delaware provide for indemnification on the part of White Mountains Insurance Group-Delaware to the fullest extent permitted by law.

                    White Mountains Insurance Group-Bermuda

Under Bermuda law, a company is permitted to indemnify any officer or director, out of the funds of the company, against:

o any liability he or she incurs in defending any proceedings, whether civil or criminal, in which (1) judgment is given in his or her favor, or (2) he or she is acquitted, or (3) he or she is granted relief from liability by the court in connection with any application under relevant Bermuda legislation; and

o any loss or liability resulting from negligence, default, breach of duty or breach of trust, save for his or her fraud or dishonesty.

Through the bye-laws, White Mountains Insurance Group-Bermuda will indemnify its officers and directors as well as their heirs, executors and administrators to the fullest extent permitted by law. Bermuda law does not permit indemnification of a person who is or may be found guilty of fraud or dishonesty.

White Mountains Insurance Group-Bermuda will advance all reasonable expenses incurred by or on behalf of the indemnitee in connection with any related proceeding.

LIMITED LIABILITY OF DIRECTORS

                    White Mountains Insurance Group-Delaware

Delaware law permits the adoption of a charter provision limiting or eliminating the monetary liability of a director to a corporation or its stockholders by reason of a director's breach of the fiduciary duty of care. However, Delaware law does not permit any limitation of the liability of a director for:

o breaching the duty of loyalty to the corporation or its stockholders;

                   White Mountains Insurance Group-Bermuda

Under Bermuda law, a director must observe the statutory duty of care which requires a director to act honestly and in good faith with a view to the best interests of the company and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Bermuda law renders void any provision in the bye-laws or any contract between a company

o failing to act in good faith;

o engaging in intentional misconduct or a known violation of law;

o obtaining an improper personal benefit from the corporation; or

o paying a dividend or approving a stock repurchase in violation of Delaware law.

The certificate of incorporation of White Mountains Insurance Group-Delaware eliminates the monetary liability of a director to the fullest extent permitted by Delaware law.

and any director exempting him or her from, or indemnifying him or her against, any liability in respect of any fraud or dishonesty of which he or she may be guilty in relation to the company.

The White Mountains Insurance Group-Bermuda bye-laws provide that no officer or director of White Mountains Insurance Group-Bermuda will be personally liable to White Mountains Insurance Group-Bermuda or its shareholders for monetary damages for any breach of fiduciary duty, except where the person is or may be found to be guilty of fraud or dishonesty. A director who has an interest in any material contract or proposed material contract or in any person that is a party to such a contract with the company or any of its subsidiaries and fails to disclose the interest at the first opportunity at a meeting of the directors or by writing to the directors is deemed to have breached that director's duty under Bermuda law.

INTERESTED DIRECTOR TRANSACTIONS

                    White Mountains Insurance Group-Delaware

Under Delaware law, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation or another entity in which one or more of its directors or officers have a financial interest, shall be void or voidable solely for that reason or solely because the director or officer is present at or participates in that meeting which authorizes the contract or solely because those directors' votes are counted for that purpose if:

o the material facts of the relationship or interest are known to the board of directors and the board of directors in good faith authorizes the contract by the affirmative vote of the disinterested directors,

o the material facts of the relationship or interest are known to the stockholders and the contract is specifically approved in good faith by the stockholders or

                   White Mountains Insurance Group-Bermuda

Under Bermuda law, without the consent of the holders of shares carrying at least nine-tenths of the total voting rights or in other limited instances, a company may not make a loan to or enter into any guarantee or provide security in respect of any loan made to any person who is a director of that company or of its holding company. Exceptions to this provision are:[nk]

o loans or guarantees by the company in the ordinary course of its business, if the business includes lending money or giving guarantees; or


o loans for the purposes of the company or to enable its directors to perform their duties, given with prior approval at a general meeting where the purposes of the loan are disclosed; or if not given at that meeting, the loan is repaid or discharged within six

o the contract is fair to the corporation at the time it is authorized.

Interested directors may be counted in determining the presence of a quorum at a meeting which authorizes the contract or the transaction.

months from the conclusion of the next following annual general meeting.

This provision does not preclude the reimbursement of expenses or loans to directors who are or were employees of the company, to enable them to acquire shares or stock options.

SHAREHOLDERS' SUITS

                    White Mountains Insurance Group-Delaware

Delaware law requires only that the stockholder bringing a derivative suit must have been a stockholder at the time of the wrong complained of or that the stock devolved to him or her by operation of law from a person who was a stockholder in that situation. In addition, the stockholder must remain a stockholder throughout the litigation.

                    White Mountains Insurance Group-Bermuda

The Bermuda courts ordinarily would be expected to follow English precedent, which would permit a shareholder to commence a derivative action in the name of the company to remedy a wrong done to the company only:

o where the act complained of is alleged to be beyond the corporate power of the company or illegal;

o where the act complained of is alleged to constitute a fraud against the minority shareholders by those controlling the company; provided that the majority shareholders have used their controlling position to prevent the company from taking action against the wrongdoers;

o where an act requires approval by a greater percentage of the company's shareholders than actually approved it; or

o where a derivative action is necessary to avoid a violation of the company's memorandum of continuance or bye-laws.

SHAREHOLDER APPROVAL OF BUSINESS COMBINATIONS

                   White Mountains Insurance Group-Delaware

Under Delaware law, holders of a majority of the shares entitled to vote must approve a merger or consolidation, sale, lease, exchange or other disposition of all or substantially all of the property of the corporation not in the usual and regular course of the corporation's business, or a dissolution of the corporation. In

                   White Mountains Insurance Group-Bermuda

Bermuda law permits an amalgamation between two or more Bermuda companies, or between one or more Bermuda exempted companies and one or more foreign corporations, subject, unless the bye-laws otherwise provide, to obtaining a majority vote of three-fourths of the shareholders of each of addition, under Delaware law, class voting rights exist with respect to amendments to the charter that adversely affect the terms of the shares of a class. See "Amendment of Governing Documents--White Mountains Insurance Group-Delaware" below. These class voting rights do not exist as to other extraordinary matters, unless the charter provides otherwise. The certificate of incorporation of White Mountains Insurance Group-Delaware does not provide otherwise.

The certificate of incorporation prohibits White Mountains Insurance Group-Delaware from engaging in a business combination (as defined therein) with an interested stockholder (as defined therein) unless:

o certain "fair price" provisions are satisfied; or

o a majority of the directors who are not affiliates of the interested stockholder approve the business combination in a board of directors meeting where at least two non-affiliated directors are present.

In addition, because White Mountains Insurance Group-Delaware is a Delaware corporation, it has the benefit of a Delaware law that generally prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the time of the transaction in which the person became an interested stockholder, unless:

o prior to that time, the board of directors approves the transaction or the business combination;

o upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock, excluding for purposes of determining the number of shares outstanding, shares owned by directors who are also officers and by certain employee plans; or

o on or after that time the board of directors and the stockholders by an affirmative vote of at least 66 2/3% of the outstanding voting the companies, and of each class of shares, present and voting in person or by proxy at a meeting called for that purpose. Unless the bye-laws otherwise provide, Bermuda law also requires that the quorum at the meetings be one-third of the issued shares of the company or the class. Each share carries the right to vote in respect of an amalgamation, whether or not it otherwise carries the right to vote.

Except as set forth in the next paragraph, the bye-laws of White Mountains Insurance Group-Bermuda provide that any amalgamation approved by two-thirds of the board of directors of White Mountains Insurance Group-Bermuda shall only require approval by a majority of the voting power held by the shareholders present at a meeting of the shareholders.

The bye-laws will contain provisions regarding "business combinations" with "interested shareholders" that will be substantially similar in effect to the provisions under Delaware law. However, the bye-laws provide that each Byrne Entity is excepted from being an "interested shareholder."

Bermuda law also provides that where an offer is made for shares in a company by another company and, within four months of the offer, the holders of at least 90% in value of the shares which are the subject of the offer (other than shares already held by or on behalf of the offeror) accept, the offeror may by notice, given within two months after the expiration of the said four months, require any dissenting shareholders to transfer their shares on the terms of the offer. Dissenting shareholders may apply to a court within one month of notice objecting to the transfer and the court may make any order it thinks fit.

stock which is not owned by the interested stockholder approve the transaction.

The definition of "business combinations" includes mergers, assets sales and other transactions resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns or, within three years, did own 15% or more of the corporation's voting stock.

AMENDMENT OF GOVERNING DOCUMENTS

                    White Mountains Insurance Group-Delaware

Under Delaware law, the certificate of incorporation may be amended if:

o the board of directors sets forth the proposed amendment in a resolution, declares the amendment advisable and directs that it be submitted to a vote at the meeting of stockholders; and

o unless the charter requires the vote of a greater number of shares, holders of at least a majority of shares entitled to vote approve the amendment.

The charter of White Mountains Insurance Group-Delaware requires approval by an affirmative vote of at least 75% of the voting power of shares entitled to vote at an election of directors to amend specified provisions. If the holders of the outstanding shares of a class are entitled to vote as a class upon a proposed amendment, the holders of a majority of the outstanding shares of that class must also vote in favor of the amendment.

Under Delaware law, the board of directors may amend by-laws if so authorized in the charter. Our charter does so authorize The stockholders of a Delaware corporation also have the power to amend by-laws.

                    White Mountains Insurance Group-Bermuda

Under Bermuda law, the bye-laws may be amended only by both (1) a resolution of the board of directors and (2) a resolution of the shareholders approved by shareholders with a majority of voting power voting on the amendment. In addition, the bye-laws of White Mountains Insurance Group-Bermuda require the affirmative vote of the holders of at least 75% of the voting power of the shares entitled to vote at an election of directors to amend, alter or repeal the following selected provisions:

o repurchase of shares;

o election of directors;

o removal of directors and vacancies on the board of directors;

o waiver of claims;

o call of special meetings;

o limitation on voting rights of controlled shares;

o qualification of voters voting at meetings;

o rights of shares;

o power to issue shares; and

o provision governing the amendment of selected bye-laws.

In addition, any amendment, alteration, change or repeal of the business combinations provision of the bye-laws requires the affirmative vote of (1) at least 66 2/3% of the voting power of the votes entitled to be cast by holders of all then outstanding shares entitled to vote at an election of directors, excluding the shares beneficially owned by any interested shareholder or (2) the affirmative vote of at least 75% of the members of the entire board of directors if all of these directors are persons who are not affiliates of the interested shareholder, as specified in the provision.

In addition, the consent of a majority of the shares held by the Byrne Entities shall be required to amend, alter, change or repeal, or adopt any provision that would adversely affect, the exemptions provided to them as described above under "Shareholder Approval of Business Combinations--White Mountains Insurance Group-Bermuda" or "Voting of Shareholders--White Mountains Insurance Group-Bermuda."

APPRAISAL RIGHTS

                    White Mountains Insurance Group-Delaware

Under Delaware law, a stockholder of a corporation does not have appraisal rights in connection with a merger or consolidation or, in the case of a disposition, if:

o the shares of the corporation are listed on (1) a national securities exchange or (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or
  (3) held of record by more than 2,000 stockholders, as is presently the case with White Mountains Insurance Group-Delaware; or

o the corporation will be the surviving corporation of the merger and approval of

                   White Mountains Insurance Group-Bermuda

Under Bermuda law, a dissenting shareholder of a company participating in an amalgamation, other than an amalgamation between a company and its wholly-owned subsidiary or between two or more wholly-owned subsidiaries of the same holding company, may apply to the court to appraise the fair value of his or her shares.

  the merger requires no vote of the stockholders of the surviving corporation.

However, a stockholder is entitled to appraisal rights in the case of a merger or consolidation if an agreement of merger or consolidation requires the stockholder to accept in exchange for its shares anything other than:

o shares of stock of the corporation surviving or resulting from the merger or consolidation;

o shares of any other corporation that on the effective date of the merger or consolidation will be either (1) listed on a national securities exchange or
  (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or
  (3) held of record by more than 2,000 stockholders;

o cash in lieu of fractional shares of the corporation; or

o any combination thereof.

INSPECTION OF BOOKS AND RECORDS

                    White Mountains Insurance Group-Delaware

Under Delaware law, any stockholder may inspect the corporation's books and records for a proper purpose.

                    White Mountains Insurance Group-Bermuda

Bermuda law provides the general public with a right of inspection of a Bermuda company's public documents at the office of the Registrar of Companies in Bermuda, and provides a Bermuda company's shareholders with a right of inspection of the company's bye-laws, minutes of general shareholders' meetings and audited financial statements. The register of shareholders is also open to inspection by shareholders free of charge and, upon payment of a small fee, by any other person.

A Bermuda company is required to maintain its share register in Bermuda but may establish a branch register outside of Bermuda. A Bermuda company is required to keep at its registered office a register of its directors and officers which is open for inspection by members of the public without charge.

REMOVAL OF DIRECTORS; VACANCIES ON THE BOARD OF DIRECTORS

                    White Mountains Insurance Group-Delaware

Under Delaware law and the by-laws of White Mountains Insurance Group-Delaware, any director or the entire board of directors may be removed, only for cause, by the holders of a majority of shares entitled to vote at an election of directors.

Under the certificate of incorporation and bye-laws of White Mountains Insurance Group-Delaware a vacancy that results from an increase of the number of directors may by filled by a majority of the board of directors then in office provided that 1/3 of the directors are present. Any other vacancy may be filled by a majority of the board of directors even if less than a quorum is present, or by a sole remaining director.

                    White Mountains Insurance Group-Bermuda

Under the bye-laws of White Mountains Insurance Group-Bermuda, the shareholders of the company do not have a right to remove directors (unless the board determines otherwise).

Under the bye-laws, a vacancy that results from an increase of the number of directors may be filled by a majority of the directors then in office provided that at least 1/2 of the directors are present at the meeting. The bye-laws of White Mountains Insurance Group-Bermuda also provide that any other vacancies may be filled in a manner similar to the provisions regarding vacancies contained in the by-laws of White Mountains Insurance Group-Delaware.

CLASSIFIED BOARD OF DIRECTORS

                    White Mountains Insurance Group-Delaware

Under Delaware law, a Delaware corporation may establish up to three classes of directors, as specified either in the corporation's by-laws or certificate of incorporation.

The certificate of incorporation of White Mountains Insurance Group-Delaware divided the directors into three classes designated Class I, Class II and Class
III. Class I directors were elected initially for a one year term, Class II directors initially for a two-year term and Class II directors initially for a three year term.

                    White Mountains Insurance Group-Bermuda

As permitted by Bermuda law, the bye-laws of White Mountains Insurance Group-Bermuda establish a classified board of directors with terms substantially similar to the provisions regarding a classified board of directors contained in the certificate of incorporation of White Mountains Insurance Group-Delaware.

                          MATERIAL TAX CONSIDERATIONS

   WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX
                                 CONSEQUENCES.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     In the opinion of Cahill Gordon & Reindel, special U.S. federal income tax counsel to White Mountains Insurance Group, the following discussion sets forth the material U.S. federal income tax consequences to U.S. holders (as defined below) of White Mountains Insurance Group-Delaware common stock with respect to the reorganization and the ownership and disposition of White Mountains Insurance Group-Bermuda common shares.

     This discussion does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a decision to approve the reorganization or to own or dispose of White Mountains Insurance Group-Bermuda common shares. In particular, this discussion deals only with holders who hold White Mountains Insurance Group-Delaware common stock, and will hold White Mountains Insurance Group-Bermuda common shares, as capital assets. This discussion does not address the tax treatment of the reorganization or of the ownership and disposition of the White Mountains Insurance Group-Bermuda common shares under applicable state or local tax laws or the laws of any jurisdiction other than the United States.

     In addition, this summary does not address federal alternative minimum tax consequences and does not address all aspects of U.S. federal income taxation that may be applicable to holders in light of their particular circumstances, or to holders subject to special treatment under U.S. federal income tax law:

     o securities dealers, financial institutions, insurance companies, or tax exempt organizations;

     o holders who are holding shares as part of a hedging or larger integrated financial or conversion transaction;

     o holders whose functional currency is a currency other than the U.S. dollar; and

     o holders who are holding shares pursuant to selected retirement plans, pursuant to the exercise of employee stock options or otherwise as compensation.

     This discussion is based on current provisions of the IRC, current and proposed Treasury regulations, and administrative and judicial interpretations as of the date of this proxy statement/prospectus and all of which are subject to change or reinterpretation by the Treasury or courts, possibly on a retroactive basis. White Mountains Insurance Group holders should note that no rulings have been or are expected to be sought from the IRS with respect to any of the U.S. federal income tax consequences of the reorganization.

     "U.S. holder" means a beneficial owner of White Mountains Insurance Group-Delaware common stock or White Mountains Insurance Group-Bermuda common shares who is:

     o a citizen or resident of the United States,

     o a corporation or partnership created or organized in or under the laws of the United States or any State thereof, unless, in the case of a partnership, future Treasury regulations presently authorized under the IRC otherwise provide,

     o an estate, the income of which is subject to U.S. federal income tax regardless of its source, or

     o a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

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

TAXATION OF WHITE MOUNTAINS INSURANCE GROUP

  The Reorganization

     At the time of the reorganization, the company will be treated as if it sold all of its directly owned assets in a fully taxable transaction in which it will recognize gains, if any, but not losses. In addition, the gains on assets of any subsidiaries that changes domicile to a non-U.S. jurisdiction as part of the reorganization will be taxed similarly. The company believes, based on current estimates of the fair market values of its assets and tax attributes, that it will incur a U.S. federal income tax liability of between $5.0 million and $20.0 million at the time of the reorganization. However, this federal income tax liability could be increased materially if the fair market values of White Mountains Insurance Group-Delaware's assets at the time of the reorganization were determined to be substantially in excess of current estimates. The IRS is not obliged to accept the company's determination or the methodologies we used.

  After the Reorganization

     After the reorganization, White Mountains Insurance Group-Bermuda will be subject to U.S. federal income tax only to the extent that it derives some U.S. source income that is subject to U.S. withholding tax or income that is effectively connected with the conduct of a trade or business within the United States and is not exempt from U.S. tax under an applicable U.S. income tax treaty. The company's U.S. subsidiaries will continue to be subject to U.S. tax on their worldwide income and each first tier U.S. subsidiary will file a U.S. tax return separately from each other first-tier U.S. subsidiary.

     The company may be subject to selected withholding taxes on dividends, interest or other distributions it receives from its U.S. subsidiaries or investments, which generally range from 0% to 30%, depending upon the jurisdiction of the actual entity that holds the investments and the terms of the actual treaty.

TAXATION OF WHITE MOUNTAINS INSURANCE GROUP STOCKHOLDERS

  The Reorganization

     The merger of White Mountains Insurance Group-Delaware with and into White Mountains Insurance Group-Arizona, followed by the continuation of White Mountains Insurance Group-Arizona as White Mountains Insurance Group-Bermuda will be characterized for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the IRC.

     Accordingly, a U.S. holder will not recognize any gain or loss on the deemed exchange of its White Mountains Insurance Group-Delaware common stock for White Mountains Insurance Group-Bermuda common shares. An exchanging holder's tax basis and holding period with respect to White Mountains Insurance Group-Bermuda common shares will be the same as that holder's tax basis and holding period for the White Mountains Insurance Group-Delaware common stock it exchanged.

     However, under Section 367(d) of the IRC, a U.S. holder who directly, indirectly or by attribution owns 10% or more by vote or value of the outstanding stock of White Mountains Insurance Group-Delaware at the effective time of the reorganization could be treated as annually receiving a deemed royalty to the extent certain intangibles described in Section 367(d) are deemed sold by White Mountains Insurance Group-Delaware to White Mountains Insurance Group-Bermuda. The company believes it has no intangibles to which Section 367(d) of the IRC applies.

  After the Reorganization

     Taxation of Dividends

     Dividends paid by White Mountains Insurance Group-Bermuda will not qualify for the dividends received deduction otherwise generally available to corporate shareholders, except to the extent from earnings and profits accumulated by White Mountains Insurance Group-Delaware.

     Passive Foreign Investment Company Rules

     A foreign corporation will constitute a "passive foreign investment company" with respect to a taxable year if 75% or more of its gross income for that taxable year consists of passive income, or 50% or more of its average assets, measured by value held during that taxable year consists of passive assets. A U.S. holder treated as owning PFIC stock is subject to special rules that are generally intended to reduce or eliminate any benefits from the deferral of U.S. federal income tax that the holder could derive from investing in a foreign investment company that does not distribute all of its earnings on a current basis. If White Mountains Insurance Group-Bermuda is or becomes a PFIC, then unless the U.S. holder makes either a "qualified electing fund" election or a "mark-to-market" election, the U.S. holder generally will be subject to tax upon the disposition of appreciated White Mountains Insurance Group-Bermuda shares or upon certain distributions as if the gain or distribution were ordinary income earned ratably and subject to tax at the highest rate applicable to the U.S. holder over the period during which the White Mountains Insurance Group-Bermuda common shares were held, including any periods in which White Mountains Insurance Group-Bermuda was not a PFIC, and will be subject to an interest charge on the deferred tax. The company believes White Mountains Insurance Group-Bermuda will not be a PFIC.

     Should White Mountains Insurance Group-Bermuda determine that it is a PFIC in any taxable year, it intends to provide U.S. holders with all information for such holders to make a timely qualified electing fund election for that taxable year.

  Controlled Foreign Corporation Rules

     Special U.S. federal income tax rules apply to certain holders in a foreign corporation classified as a "controlled foreign corporation." A foreign corporation will not constitute a CFC unless U.S. shareholders owning 10% or more of its voting power ("10% Voting U.S. Shareholders") collectively own more than 50% (more than 25% in the case of an insurance company) of the total combined voting power or total value of the corporation's stock. Any U.S. person owning, directly or indirectly through foreign persons, or is considered to own (by application of certain constructive ownership rules) 10% or more of the total combined voting power of all classes of stock of a foreign corporation will be considered to be a 10% Voting U.S. Shareholder. Based on the company's current ownership and the bye-law provisions limiting voting rights as set forth in "Comparison of Rights of Shareholders--Voting of Shareholders--White Mountains Group-Bermuda," the company believes that White Mountains Insurance Group-Bermuda will not be a CFC.

  Foreign Personal Holding Company and Personal Holding Company Rules

     Special U.S. federal income tax rules apply to a holder in a "foreign personal holding company" and to the U.S. source income of a foreign corporation that is a "personal holding company." A foreign corporation will not constitute a FPHC, unless five or fewer individuals who are U.S. citizens or residents own more than 50% of the voting power or the value of its shares. A corporation will not constitute a "personal holding company" unless five or fewer individuals owns more than 50% of the value of its shares. Based upon the company's current ownership, the company believes White Mountains Insurance Group-Bermuda will not be a FPHC or PHC.

  Foreign Investment Company Rules

     Special rules also apply to treat as ordinary income any gain realized on the sale of shares of a "foreign investment company." The company believes White Mountains Insurance Company-Bermuda will conduct its business and obtain controlling interests in subsidiaries so as not to be a "foreign investment company."

  Related Person Insurance Income Rules

     Special provisions of the IRC apply to foreign insurance companies that have "related person insurance income" (essentially investment income and premium income from insuring or reinsuring risks of certain U.S. persons). After the redomestication, White Mountains Insurance Group-Bermuda may form a foreign insurance company subsidiary. Based on the company's current ownership, the company believes that the premium income of any foreign subsidiary that may be formed by White Mountains Insurance Group-Bermuda and which may reinsure risks of its U.S. affiliates will not constitute "related person insurance income" because no such affiliate will be treated as a related U.S. person for this purpose.

  U.S. Backup Withholding Tax and Information Reporting

     Generally, 31% "backup" withholding tax and information reporting requirements will apply to dividends paid on White Mountains Insurance Group-Bermuda common shares to a non-corporate U.S. holder, if that holder fails to provide a correct taxpayer identification number and other information or fails to comply with certain other requirements. The proceeds from the sale of White Mountains Insurance Group-Bermuda common shares by a U.S. holder will be subject to U.S. backup withholding tax and information reporting, unless the holder has provided the required certification or has otherwise established an exemption.

     A U.S. holder can establish an exemption from the imposition of backup withholding tax by providing a duly completed IRS Form W-9 to the holder's broker or paying agent, reporting the holder's taxpayer's identification number, which for an individual will be his or her social security number, or by otherwise establishing its corporate or exempt status.

     Any amounts withheld under the backup withholding tax rules from a payment to a holder will be allowed as a refund or a credit against that holder's U.S. federal income tax, provided that the required information is furnished to the IRS.

BERMUDA TAX CONSEQUENCES

     In the opinion of Conyers Dill & Pearman, special Bermuda tax counsel to the company, the following discussion sets forth the material Bermuda tax consequences to U.S. holders of the reorganization and the ownership and disposition of White Mountains Insurance Group-Bermuda common shares.

     At the present time, there is no Bermuda income or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax payable by a Bermuda exempted company or its shareholders, other than shareholders ordinarily resident in Bermuda.

     White Mountains Insurance Group-Bermuda will apply for and expects to obtain a written assurance from the Minister of Finance under the Exempted Undertakings Tax Protection Act 1966 that, in the event that any legislation is enacted in Bermuda imposing any tax computed on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, that tax shall not be applicable until March 28, 2016 to White Mountains Insurance Group-Bermuda or to any of its operations or to the shares or its other obligations except insofar as the tax applies to persons ordinarily resident in Bermuda or to any land owned or leased by it. Therefore, there will be no Bermuda tax consequences, including any taxes imposed by way of withholding, with respect to the sale or exchange of the White Mountains Insurance Group-Bermuda common shares or with respect to distributions in respect of the White Mountains Insurance Group-Bermuda common shares. As an exempted company, White Mountains Insurance Group-Bermuda will be liable to pay in Bermuda an annual government fee based upon its authorized share capital and the premium on its issued shares.

             MANAGEMENT OF WHITE MOUNTAINS INSURANCE GROUP-BERMUDA

     After the reorganization, the board of directors of White Mountains Insurance Group-Bermuda will consist of those persons who, at the effective time, are serving as directors of White Mountains Insurance Group-Delaware. Each director will serve the term of office for which he or she was elected or appointed. After the reorganization, White Mountains Insurance Group-Bermuda's executive officers will be the same as those persons who are presently employed as executive officers of White Mountains Insurance Group-Delaware.

COMMITTEES OF THE BOARD OF DIRECTORS

     The committees of the board of directors of White Mountains Insurance Group-Delaware immediately prior to the effective time will continue to exist as committees of the board of directors of White Mountains Insurance Group-Bermuda after the reorganization with identical members and functions.

                                 LEGAL MATTERS

     Conyers Dill & Pearman, Hamilton, Bermuda, as Bermuda counsel, has passed upon certain legal matters in connection with White Mountains Insurance Group-Bermuda common shares. Conyers Dill & Pearman has also rendered an opinion regarding Bermuda tax consequences of the reorganization referred to in "Material Tax Considerations." Cahill Gordon & Reindel (a partnership including a professional corporation), New York, New York, has rendered an opinion regarding the United States federal income tax consequences of the reorganization referred to in "Material Tax Considerations." Certain legal matters in connection with the merger agreement and to the White Mountains Insurance Group-Arizona shares have been passed upon by Arizona counsel, Bryan Cave LLP, Phoenix, Arizona.

                                    EXPERTS

     The financial statements of White Mountains Insurance Group-Delaware incorporated by reference in this proxy statement/prospectus and elsewhere in the registration statement, as defined herein, to the extent and for the periods indicated in their reports, appearing in White Mountains Insurance Group-Delaware's Annual Report on Form 10-K for the year ended December 31, 1998 have been audited, in whole or in part, by PricewaterhouseCoopers LLP, KPMG LLP and Ernst & Young LLP, independent accountants, as indicated in their reports with respect thereto and are incorporated by reference herein in reliance on the reports and given on the authority of said firms as experts in accounting and auditing.

                      WHERE YOU CAN FIND MORE INFORMATION

     White Mountains Insurance Group, Inc. has filed with the Commission a registration statement on Form S-4 under the Securities Act of 1933. This proxy statement/prospectus, which constitutes a part of the registration statement, does not contain all of the information set forth in the registration statement, some parts of which are omitted as permitted by the rules and regulations of the Commission. For further information, reference is made to the registration statement.

     Statements made in this proxy statement/prospectus as to the contents of any contract, agreement or other document are not necessarily complete. With respect to each contract, agreement or other document filed as an exhibit to the registration statement or otherwise filed with the Commission, reference is made to the copy so filed, and each such statement shall be deemed qualified in its entirety by this reference.

     White Mountains Insurance Group-Delaware is, and after the reorganization, White Mountains Insurance Group-Bermuda will be, subject to the informational requirements of the Securities

Exchange Act of 1934. Reports, proxy statements and other information contain additional information about our company. You can inspect and copy these materials at the Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the Public Reference Room by calling the Commission at 1-800-SEC-0330. Copies of reports, proxy and information statements and other information regarding registrants that file electronically, which includes White Mountains Insurance Group-Delaware are available on the Commission's Web Site at http://www.sec.gov.

     Upon completion of the reorganization, we expect that the White Mountains Insurance Group-Bermuda common shares will be traded on the NYSE. At the time of commencement of this trading, the White Mountains Insurance Group-Delaware common stock will be delisted and will no longer be registered pursuant to
Section 12 of the Exchange Act.

     The following documents filed by White Mountains Insurance Group-Delaware with the Commission pursuant to the Exchange Act are hereby incorporated by reference in this proxy statement/prospectus:

          (1) Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 1-8993);

          (2) Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 1999 and March 31, 1999;

          (3) Current Reports on Form 8-K filed on July 9, 1999, July 7, 1999, June 21, 1999, June 17, 1999 ( as amended by Form 8-K/A filed on August 17,
     1999), June 9, 1999, May 28, 1999, April 6, 1999 (as amended by Form 8-K/A filed on April 6, 1999), March 16, 1999 and September 22, 1999; and

          (4) The description of the White Mountains Insurance Group-Delaware common stock in the Registration Statement on Form S-8 dated filed on July 9, 1999, including any amendment or report for the purpose of updating this description (Registration No. 333-82563).

     Any statement contained in this proxy statement/prospectus or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement/prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statements so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement/prospectus.

     THE COMMISSION ALLOWS US TO "INCORPORATE BY REFERENCE" INFORMATION INTO THIS PROXY STATEMENT/PROSPECTUS, WHICH MEANS THAT WE CAN DISCLOSE IMPORTANT INFORMATION BY REFERRING YOU TO ANOTHER DOCUMENT FILED SEPARATELY WITH THE COMMISSION. COPIES OF THE INCORPORATED DOCUMENTS, OTHER THAN EXHIBITS TO THOSE DOCUMENTS, UNLESS THOSE EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE, WILL BE FURNISHED UPON REQUEST WITHOUT CHARGE TO EACH PERSON TO WHOM WE DELIVER THIS PROXY STATEMENT/PROSPECTUS. WRITTEN OR TELEPHONE REQUESTS SHOULD BE DIRECTED TO WHITE MOUNTAINS INSURANCE GROUP, INC., 80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755, ATTENTION: SECRETARY (TELEPHONE (603)-643-1567). IF YOU WOULD LIKE TO REQUEST DOCUMENTS FROM US PLEASE DO SO BY OCTOBER 15, 1999, TO RECEIVE THEM BEFORE THE SPECIAL MEETING.

     NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. WHITE MOUNTAINS

INSURANCE GROUP-BERMUDA IS PROHIBITED FROM MAKING ANY INVITATION TO THE PUBLIC IN BERMUDA TO SUBSCRIBE FOR ANY OF ITS SHARES.

     Neither delivery of this proxy statement/prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs since the date of this proxy statement/prospectus.

                DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This document, and the documents incorporated by reference, or any other written or oral statements made by or on behalf of our company may include forward-looking statements which reflect our current views with respect to future events and financial performance. These statements include forward-looking statements both with respect to our company and the businesses in which we operate and/or invest, including the insurance and reinsurance sectors in general, both as to underwriting and investment matters. Statements which include the words "expect", "intend", "plan", "believe", "project", "anticipate", "will" and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the PSLRA.

     All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in those statements. We believe that these factors include, but are not limited to, the following:

     o ineffectiveness or obsolescence of our business strategy, including the planned reorganization, due to changes in current or future market conditions or law, rule or regulation; these changes in law, rule or regulation could result from changes in U.S. tax law, rule or regulation or policy; changes in the U.S.-Bermuda tax treaty; changes in OECD policy; changes in the political climate of Bermuda;

     o developments in the world's financial and capital markets which, among other things, adversely affect the performance of our operating subsidiaries or investments or the availability, on terms deemed attractive to our company, of new investments or acquisitions;

     o changes in tax or other laws, rules or regulations or in the interpretation or enforcement thereof, including differences between our understanding thereof, and the resulting structuring of our business and business relationships, and regulatory or judicial interpretation or enforcement thereof;

     o the impact of Year 2000-related issues on our technology systems and underwriting exposures;

     o loss of key personnel or advisors;

     o the effects of mergers, acquisitions and divestitures;

     o increased competition on the basis of pricing, excess capacity, coverage terms or other factors;

     o greater frequency or severity of claims and loss activity than our underwriting, reserving or investment practices anticipate;

     o changes in the availability, cost or quality of reinsurance;

     o increased consolidation of insurers and/or brokers;

     o changes in rating agency policies or practices;

     o changes in accounting policies or practices; and

     o changes in general economic conditions, including inflation, foreign currency exchange rates, and other factors.

     The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

                                                                         ANNEX I

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                     WHITE MOUNTAINS INSURANCE GROUP, INC.
                     ("WHITE MOUNTAINS INSURANCE GROUP-DE")
                            (A DELAWARE CORPORATION)
                                      AND
                WHITE MOUNTAINS INSURANCE GROUP (ARIZONA), INC.
                     ("WHITE MOUNTAINS INSURANCE GROUP-AZ")
                            (AN ARIZONA CORPORATION)

     AGREEMENT AND PLAN OF MERGER (this "Agreement") entered into as of September 23, 1999 by and between White Mountains Insurance Group-DE and White Mountains Insurance Group-AZ.

     WHEREAS, White Mountains Insurance Group-DE is a business corporation of the State of Delaware with its registered office therein located at c/o CSC United States Corporation Company, 1013 Centre Road, Wilmington, Delaware 19805; and

     WHEREAS, the total number of shares of stock which White Mountains Insurance Group-DE has authority to issue is 15,000,000 shares of common stock, each with a par value of $1.00 per share (each, a "White Mountains Insurance Group-DE Common Share") and 1,000,000 shares of preferred stock, each with a par value of $1.00 per share; and

     WHEREAS, White Mountains Insurance Group-AZ is a business corporation of the State of Arizona with its registered office therein located at Corporation Service Company, 3636 North Central Avenue, Phoenix, Arizona 85012; and

     WHEREAS, the total number of shares of stock which White Mountains Insurance Group-AZ has authority to issue is 50,000,000 shares of common stock, each with a par value of $1.00 per share (each, a "White Mountains Insurance Group-AZ Common Share") and 20,000,000 shares of preferred stock, each with a par value of $1.00 per share; and

     WHEREAS, neither White Mountains Insurance Group-DE nor White Mountains Insurance Group-AZ has any shares of preferred stock outstanding; and

     WHEREAS, the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

     WHEREAS, the Arizona Business Corporation Act permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Arizona; and

     WHEREAS, White Mountains Insurance Group-DE and White Mountains Insurance Group-AZ and the respective Boards of Directors thereof deem it in the best interests of said corporations and their respective shareholders to merge White Mountains Insurance Group-DE with and into White Mountains Insurance Group-AZ pursuant to the provisions of the General Corporation Law of the State of Delaware and pursuant to the provisions of the Arizona Business Corporation Act upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by White Mountains Insurance Group-DE and approved by a resolution adopted by its board of directors (but subject to approval by its stockholders) and being thereunto duly entered into by White Mountains Insurance Group-AZ and approved by a resolution adopted by its board of directors and further approved by its shareholder, this Agreement and the terms and conditions hereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth herein, are hereby determined and agreed upon as hereinafter set forth.

     1. Merger. White Mountains Insurance Group-DE shall, pursuant to the provisions of the General Corporation Law of the State of Delaware and the provisions of the Arizona Business Corporation Act, be merged with and into White Mountains Insurance Group-AZ, which shall be the surviving corporation from and after the effective time of the merger (as hereinafter defined), and which is sometimes herein referred to as the "surviving corporation," and which shall continue to exist as said surviving corporation under the name "White Mountains Insurance Group, Inc." pursuant to the provisions of the Arizona Business Corporation Act. The separate existence of White Mountains Insurance Group-DE, which is sometimes herein referred to as the "terminating corporation," shall cease at said effective time in accordance with the provisions of the General Corporation Law of the State of Delaware.

     2. Effective Time. In the event that this Agreement shall have been fully approved and adopted on behalf of the terminating corporation in accordance with the provisions of the General Corporation Law of the State of Delaware and on behalf of the surviving corporation in accordance with the provisions of the Arizona Business Corporation Act and as soon thereafter as the Board of Directors of White Mountains Insurance Group-DE shall determine, following the satisfaction or waiver of the other conditions set forth in Section 10, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware (including without limitation a Certificate of Merger) and by the laws of the State of Arizona (including without limitation a Certificate and Articles of Merger), and that they will cause to be performed all necessary acts within the State of Delaware and the State of Arizona and elsewhere to effectuate the merger herein provided for. The merger shall become effective at the close of business on the date that appropriate certificates of merger are duly filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Arizona, or at such later time as the parties shall agree should be specified in such certificates of merger (the time the merger becomes effective being herein referred to as the "effective time of the merger").

     3. Articles of Incorporation. Annexed hereto as Exhibit A and made a part hereof is a copy of the Amended and Restated Articles of Incorporation of the surviving corporation as the same shall be in force and effect at the effective time in the State of Arizona of the merger herein provided for; and said Articles of Incorporation shall continue to be the Articles of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Arizona Business Corporation Act.

     4. By-laws. The present by-laws of the terminating corporation will be the by-laws of the surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the Arizona Business Corporation Act.

     5. Directors and Officers. The directors and officers in office of the terminating corporation at the effective time of the merger shall be the members of the first board of directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

     6. Conversion of Shares. (a) Except as set forth in Section 6(b), each issued White Mountains Insurance Group-DE Common Share shall, at the effective time of the merger, be converted into one White Mountains Insurance Group-AZ Common Share.

       (b) The issued shares of White Mountains Insurance Group-AZ prior to the merger shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall cease to be outstanding.

     7. Exchange of Shares. (a) Following the effective time of the merger, each holder of an outstanding certificate or certificates theretofore representing White Mountains Insurance Group-DE Common Shares may, but shall not be required to, surrender the same to the surviving corporation for cancellation and exchange or transfer, and each such holder or transferee will be entitled to receive certificates representing the same number of shares of common stock of the surviving corporation as the number of White Mountains Insurance Group-DE Common Shares previously represented by the stock certificates surrendered. If any certificate representing common stock of the surviving corporation is to be issued in a name other than that in which the certificate theretofore representing White Mountains Insurance Group-DE Common Shares surrendered is registered, it shall be a condition to such issuance that the certificate surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such issuance shall either:
(i) pay the surviving corporation or its agents any taxes or other governmental charges required by reason of the issuance of such new certificates in a name other than that of the registered holder of the certificate so surrendered; or
(ii) establish to the satisfaction of the surviving corporation or its agents that such taxes or governmental charges have been paid. Until so surrendered for cancellation and exchange or transfer, all outstanding certificates representing White Mountains Insurance Group-DE Common Shares shall represent the ownership of the same number of shares of common stock of the surviving corporation as though such surrender for cancellation and exchange or transfer had taken place.

       (b) All shares of common stock of the surviving corporation issued upon the surrender for exchange of certificates in accordance with the terms of this
Section 7 shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the White Mountains Insurance Group-DE Common Shares theretofore represented by such certificates, subject, however, to the surviving corporation's obligation to pay any dividends or make any other distributions with a record date prior to the effective time of the merger which may have been declared or made by White Mountains Insurance Group-DE on such White Mountains Insurance Group-DE Common Shares prior to the date of this Agreement and which remain unpaid at the effective time of the merger, and there shall be no further registration of transfers on the stock transfer books of the surviving corporation of the White Mountains Insurance Group-DE Common Shares which were outstanding immediately prior to the effective time of the merger. If, after the effective time of the merger, certificates are presented to the surviving corporation they shall be canceled and exchanged as provided in this Section 7, except as otherwise provided by law.

     8. Stock Options. (a) At the effective time of the merger, each outstanding option to purchase White Mountains Insurance Group-DE Common Shares (a "Stock Option"), whether vested or unvested, shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Stock Option, the same number of shares of common stock of the surviving corporation as the holder of such Stock Option would have been entitled to receive pursuant to the merger had such holder exercised such option in full immediately prior to the effective time of the merger (not taking into account whether or not such option was in fact exercisable). In the case of any Stock Option to which Section 421 of the Internal Revenue Code of 1986 applies by reason of its qualification under any of Sections 422-423 of the IRC ("qualified stock options"), the option price, the number of shares purchasable pursuant to such option and the terms and conditions of exercise of such option shall comply with Section 424(a) of the IRC.

     (b) Following the effective time of the merger, each such Stock Option shall continue in effect on the same terms and conditions. The surviving corporation shall comply with the terms of all such Stock Options and will ensure, to the extent required by, and subject to the provisions of, any plan governing such Stock Options that Stock Options which qualified as qualified stock options prior to the effective time of the merger continue to qualify as qualified stock options after the effective time of the merger. The surviving corporation shall take all corporate action necessary to reserve for issuance a sufficient number of shares of common stock of the surviving corporation for delivery pursuant to the terms set forth in this Section 8.

     9. Existing Plans. (a) At the effective time of the merger, each incentive, compensation or benefit plan of White Mountains Insurance Group-DE, unless terminated prior to the effective time of the merger, shall be deemed to have been assumed by and assigned to the surviving corporation and, to the extent that any such plan provides for the issuance of White Mountains Insurance Group-DE Common Shares and/or options to acquire same, shall be deemed to have been amended to provide for the issuance of common stock of the surviving corporation and/or options to acquire same on the same terms and conditions, and in the same number, as provided for in the corresponding plan of White Mountains Insurance Group-DE.

       (b) Following the effective time of the merger, each such plan shall continue in effect as a plan of the surviving corporation, on the same terms and conditions, as amended as provided in Section 9(a).

     10. Conditions. The respective obligation of each party to effect the merger is subject to the satisfaction or waiver of the following conditions:

          (a) Stockholder Approval. The affirmative vote of the holders of a majority of the outstanding White Mountains Insurance Group-DE Common Shares shall have been obtained.

          (b) Third Party Consents. All requisite third party consents shall have been obtained, if any.

     11. Termination. This Agreement may be terminated at any time prior to the effective time of the merger, whether before or after approval by the stockholders of White Mountains Insurance Group-DE of matters presented in connection with the merger, for any reason, by action of the board of directors of White Mountains Insurance Group-DE. In the event of termination of this Agreement, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of White Mountains Insurance Group-DE or White Mountains Insurance Group-AZ.

     12. Amendment. This Agreement may be amended by the parties at any time before or after any required approval of matters presented in connection with the merger by the stockholders of White Mountains Insurance Group-DE, provided, however, that after any such approval, there shall be made no amendment that by law requires further approval by such stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

     13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

     IN WITNESS WHEREOF, this Agreement is hereby executed upon behalf of each of the constituent corporations parties thereto.

     Executed as of September 23, 1999.

                                          WHITE MOUNTAINS INSURANCE GROUP,
                                          INC. (a Delaware corporation)

                                          By: /s/ K. THOMAS KEMP
                                              -----------------------------
                                              K. Thomas Kemp
                                              President and Chief Executive
                                              Officer

                                          WHITE MOUNTAINS INSURANCE GROUP
                                          (ARIZONA), INC.
                                          (an Arizona corporation)

                                          By: /s/ RAYMOND BARRETTE
                                              ------------------------------
                                              Raymond Barrette
                                              Executive Vice President and
                                              Chief Financial Officer

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
               OF WHITE MOUNTAINS INSURANCE GROUP (ARIZONA), INC.

                                       I.
                                      NAME

     The name of the Corporation is White Mountains Insurance Group, Inc.

                                      II.
                                    ADDRESS

     A.  CORPORATION

     The address of its registered office in the State of Arizona is 3636 North Central Avenue, Phoenix, Arizona 85012. The name of its registered agent at such address is Corporation Service Company.

     B.  DIRECTORS

NAME                                           ADDRESS
---------------------------------------------  --------------------------------------------
Patrick M. Byrne                               80 South Main Street
                                               Hanover, New Hampshire 03755
K. Thomas Kemp                                 80 South Main Street
                                               Hanover, New Hampshire 03755
Gordon S. Macklin                              80 South Main Street
                                               Hanover, New Hampshire 03755
John J. Byrne                                  80 South Main Street
                                               Hanover, New Hampshire 03755
George J. Gillespie, III                       80 South Main Street
                                               Hanover, New Hampshire 03755
John D. Gillespie                              80 South Main Street
                                               Hanover, New Hampshire 03755
Frank A. Olson                                 80 South Main Street
                                               Hanover, New Hampshire 03755
Terry L. Baxter                                80 South Main Street
                                               Hanover, New Hampshire 03755
Howard L. Clark, Jr.                           80 South Main Street
                                               Hanover, New Hampshire 03755
Robert P. Cochran                              80 South Main Street
                                               Hanover, New Hampshire 03755
Arthur Zankel                                  80 South Main Street
                                               Hanover, New Hampshire 03755

                                      III.
                                    BUSINESS

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act, or activity for which corporations may be organized under the Arizona Business Corporation Act. The Corporation is to have perpetual existence.

                                     I-A-1

                                      IV.
                                STOCK STRUCTURE

     The Corporation shall be authorized to issue two classes of stock to be designated, respectively, "preferred stock" and "common stock"; the total number of shares of both classes of stock authorized to be issued by the Corporation shall have no preemptive or preferential rights of subscription concerning further issuance or authorization of any of the Corporation's shares.

     A.  COMMON STOCK

     The total number of shares of common stock authorized to be issued by the Corporation shall be 50,000,000 shares and each such share of common stock shall have a par value of $1.00. The common stock may be issued from time to time in one or more series.

     B.  PREFERRED STOCK

     The total number of shares of preferred stock authorized to be issued by the Corporation shall be 20,000,000 shares and each such share of preferred stock shall have a par value of $1.00.

                                       V.
                      RIGHTS, PREFERENCES, PRIVILEGES AND
                        RESTRICTIONS OF PREFERRED STOCK

     The preferred stock may be issued from time to time in one or more series consisting of such number of shares (which number may be increased or decreased, but not below the number of shares thereof then outstanding) and with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions creating such series adopted by the Board of Directors; and such series (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the Corporation or upon the happening of a specified event, at such time or times, such price or prices, or such rate or rates, and with such adjustments; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times, and payable in preference and priority to the common stock and on a par with, or in such relation to, the dividends payable on any other class or classes or series of stock (but not in preference or priority to the preferred stock);
(d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation, including the right to receive such distribution in preference to the common stock, and on a par with, or in such relation to, the distribution to any other class or classes or series of stock (but not in preference or priority to the preferred stock); (e) may be made convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, at such price or prices or at such rate or rates of exchange, and with such adjustments; and (f) may have such other powers, preferences and relative, participating, optional or special rights and qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the creation of each such series of preferred stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby expressly vested in the Board of Directors.

                                      VI.
                        LIMITATION ON DIRECTOR LIABILITY

     No director of the Corporation shall be personally liable to the Corporation or its shareholders for money damages for any action taken or any failure to take any action as a director, except liability for any of the following: (a) the amount of a financial benefit received by a director to which the director is not entitled; (b) an intentional infliction of harm on the Corporation or the shareholders; (c) a violation of section 10-833 of the Arizona Revised Statutes or any successor

                                     I-A-2
statute; or (d) an intentional violation of criminal law. The limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director's term or terms of office, and no amendment or repeal of this Article 6 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                      VII.
                                    BY-LAWS

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, or repeal the by-laws of the Corporation.

     Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

     Meetings of shareholders may be held within or without the State of Arizona, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Arizona at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation.

                                     VIII.
                             ELECTION OF DIRECTORS

     The Board shall consist of not less than two directors nor more than eighteen directors with the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors.

     The directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. Class I directors, with a term ending in 2001, are Patrick M. Byrne,
K. Thomas Kemp and Gordon S. Macklin; Class II directors, with a term ending in 2002, are John J. Byrne, George J. Gillespie, III, John D. Gillespie and Frank
A. Olson; and Class III directors, with a term ending in 2000, are Terry L. Baxter, Howard L. Clark, Jr., Robert P. Cochran and Arthur Zankel. At each succeeding annual meeting of stockholders beginning in 2000, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

                                      IX.
                             ELECTION OF OPT-OUT OF
                         ARIZONA CORPORATE TAKEOVER ACT

     The Corporation hereby elects (i) pursuant to Section 10-2721(A)(1) of the Arizona Business Corporation Act, not to be subject to Article 2 (Control Share Acquisition) of Chapter 23 of Title 10 of the Arizona Revised Statutes, and
(ii) pursuant to Section 10-2743(A)(1) of the Arizona Business Corporation Act, not to be subject to Article 3 (Business Combinations) of Chapter 23 of Title 10 of the Arizona Revised Statutes. This election shall apply to any successor provisions to any of the foregoing.

                                     I-A-3

                                       X.
                     AMENDMENT OF ARTICLES OF INCORPORATION

     Subject to the provision of Section 10-101 of the Business Corporation Act of the State of Arizona, the Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, White Mountains Insurance Group (Arizona), Inc. has caused this Certificate to be signed by K. Thomas Kemp, its President and Chief Executive Officer, this
day of          , 1999.

                                          WHITE MOUNTAINS INSURANCE GROUP
                                            (ARIZONA), INC.

                                          By:  _________________________________
                                               K. Thomas Kemp
                                               President and Chief Executive
                                               Officer

                                     I-A-4

                                                                        ANNEX II

                                    BERMUDA
                             THE COMPANIES ACT 1981

                          MEMORANDUM OF CONTINUANCE OF
                           COMPANY LIMITED BY SHARES
                               (SECTION 132C(2))

                           MEMORANDUM OF CONTINUANCE
                                       OF
                     WHITE MOUNTAINS INSURANCE GROUP, LTD.
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

1. The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.  The Company is an exempted company as defined by the Companies Act 1981.

3. The authorized share capital of the Company is US$70,000,000 divided into 50,000,000 common shares of par value US$1.00 each and 20,000,000 preference shares of par value US$1.00 each.

4.  The Company shall not have power to hold land situated in Bermuda.

5.  Details of Incorporation:

    The Company was incorporated under the name "White Mountains Insurance Group (Arizona), Inc." in the State of Arizona, U.S.A. on August 31, 1999, as a wholly-owned subsidiary of White Mountains Insurance Group, Inc., a corporation which was incorporated in the State of Delaware, U.S.A. on
    September 4, 1980. On              , 1999, White Mountains Insurance Group,
    Inc. merged with and into White Mountains Insurance Group (Arizona), Inc., which, as the surviving corporation, changed its name to "White Mountains Insurance Group, Inc."

6.  The objects of the Company from the date of continuance are:

       (1) to carry on any and all functions of a holding company and/or to provide and/or to coordinate management, advisory and administrative services to any or all of the following: (i) any affiliated company (as such term is understood in the Companies Act 1981, irrespective of the jurisdiction of incorporation) of the Company and (ii) any entity (wherever formed or existing) controlled, directly or indirectly, by the Company;

       (2) to provide and/or procure financing and financial investment, management and advisory services to any or all of the following:
           (i) any affiliated company (as such term is understood in the Companies Act 1981, irrespective of the jurisdiction of incorporation) of the Company and (ii) any entity (wherever formed or existing) controlled, directly or indirectly, by the Company, and in this connection, to provide and/or procure credit, financial accommodation, loans and/or advances with or without interest to any such company or entity and to lend to and/or deposit with any financial institutions, fund, trust or other entity, any property of the company and/or any interest therein to provide collateral for loans or other forms of financing provided to such Company or entity; and

       (3) as set out in paragraphs (b) to (n) and to (p) to (u) inclusive of the Second Schedule to the Companies Act 1981.

7. From the date of continuance the Company shall, pursuant to Section 42 of the Companies Act 1981, have the power to issue preference shares which are, at the option of the holder, liable to be redeemed.

8. From the date of continuance, the Company shall, pursuant to Section 42A of the Companies Act 1981, have the power to purchase its own shares.

     Signed by duly authorized persons in the presence of at least one witness attesting the signature thereof:

-----------------------------------             --------------------------------
Director                                        Witness

-----------------------------------             --------------------------------
Director                                        Witness


Dated this      day of            , 1999

                                                                       ANNEX III

                                B Y E - L A W S
                                       OF
                     WHITE MOUNTAINS INSURANCE GROUP, LTD.





                                     III-1

                               TABLE OF CONTENTS

BYE-LAW                                                                                                    PAGE
-------                                                                                                    ------
  1.      Interpretation................................................................................    III-4
  2.      Management of the Company.....................................................................    III-5
  3.      Power to appoint managing director or chief executive officer.................................    III-5
  4.      Power to appoint manager......................................................................    III-6
  5.      Power to authorize specific actions...........................................................    III-6
  6.      Power to appoint attorney.....................................................................    III-6
  7.      Power to delegate to a committee..............................................................    III-6
  8.      Power to appoint and dismiss employees........................................................    III-6
  9.      Power to borrow and charge property...........................................................    III-6
  10.     Exercise of power to purchase shares of or discontinue the Company............................    III-7
  11.     Election of Directors.........................................................................    III-7
  12.     Defects in appointment of Directors...........................................................    III-8
  13.     Notification of Nominations...................................................................    III-8
  14.     Alternate Directors...........................................................................    III-8
  15.     Vacancies on the Board, Etc...................................................................    III-8
  16.     Notice of meetings of the Board; Adjournment..................................................    III-9
  17.     Quorum at meetings of the Board...............................................................    III-9
  18.     Meetings of the Board.........................................................................    III-9
  19.     Regular Board Meetings........................................................................    III-9
  20.     Special Board Meetings........................................................................   III-10
  21.     Chairman of meetings..........................................................................   III-10
  22.     Unanimous written resolutions.................................................................   III-10
  23.     Contracts and disclosure of Directors' interests..............................................   III-10
  24.     Remuneration of Directors.....................................................................   III-10
  25.     Register of Directors and Officers............................................................   III-10
  26.     Principal Officers............................................................................   III-10
  27.     Other Officers................................................................................   III-11
  28.     Remuneration of Officers......................................................................   III-11
  29.     Duties of Officers............................................................................   III-11
  30.     Election......................................................................................   III-11
  31.     Removal.......................................................................................   III-11
  32.     Obligations of Board to keep minutes..........................................................   III-11
  33.     Right to Indemnification......................................................................   III-11
  34.     Waiver of claims..............................................................................   III-12
  35.     Indemnification of Employees..................................................................   III-13
  36.     Place of Meeting..............................................................................   III-13
  37.     Annual Meeting................................................................................   III-13
  38.     Business to be conducted at Meetings..........................................................   III-13
  39.     Notice of general meeting.....................................................................   III-13
  40.     Accidental omission of notice of general meeting..............................................   III-13
  41.     Call of Special Meeting.......................................................................   III-13
  42.     Postponement of meetings......................................................................   III-14
  43.     Quorum for general meeting....................................................................   III-14
  44.     Adjournment of meetings.......................................................................   III-14
  45.     Written resolutions...........................................................................   III-14
  46.     Attendance of Directors.......................................................................   III-14
  47.     Limitation on voting rights of Controlled Shares..............................................   III-14
  48.     Voting at meetings............................................................................   III-15
  49.     Presiding Officer.............................................................................   III-16
  50.     Conduct of meeting; Decision of chairman......................................................   III-16
  51.     Seniority of joint holders voting.............................................................   III-16

                                     III-2

BYE-LAW                                                                                                    PAGE
  ---                                                                                                      ------
  52.     Proxies.......................................................................................   III-16
  53.     Representation of corporations at meetings....................................................   III-17
  54.     Rights of shares..............................................................................   III-17
  55.     Power to issue shares.........................................................................   III-18
  56.     Variation of rights, alteration of share capital and
            purchase of shares of the Company...........................................................   III-18
  57.     Registered holder of shares...................................................................   III-19
  58.     Death of a joint holder.......................................................................   III-19
  59.     Share certificates............................................................................   III-19
  60.     Determination of record dates.................................................................   III-19
  61.     Instrument of transfer........................................................................   III-20
  62.     Restriction on transfer.......................................................................   III-20
  63.     Transfers by joint holders....................................................................   III-20
  64.     Representative of deceased Member.............................................................   III-20
  65.     Registration on death or bankruptcy...........................................................   III-20
  66.     Declaration of dividends by the Board.........................................................   III-21
  67.     Unclaimed Dividends...........................................................................   III-21
  68.     Undelivered Payments..........................................................................   III-21
  69.     Interest on Dividends.........................................................................   III-21
  70.     Issue of bonus shares.........................................................................   III-21
  71.     Financial year end............................................................................   III-22
  72.     Appointment of Auditor........................................................................   III-22
  73.     Remuneration of Auditor.......................................................................   III-22
  74.     Notices to Members of the Company.............................................................   III-22
  75.     Notices to joint Members......................................................................   III-22
  76.     Service and delivery of notice................................................................   III-22
  77.     Certain Subsidiaries..........................................................................   III-22
  78.     The seal......................................................................................   III-23
  79.     Winding-up/distribution by liquidator.........................................................   III-23
  80.     Business Combinations.........................................................................   III-23
  81.     Alteration of Bye-laws........................................................................   III-28

                                     III-3

                                 INTERPRETATION

1. INTERPRETATION

     (1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:

          "Act" means the Companies Act 1981 as amended from time to time;

          "Alternate Director" means an alternate Director appointed in accordance with these Bye-laws and the Act;

          "Auditor" includes any individual or partnership;

          "Board" means the board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

          "Byrne Entity" has the meaning set forth in Bye-law 80(3)(e);

          "Company" means the company for which these Bye-laws are approved and confirmed;

          "Controlled Shares" has the meaning set forth in Bye-law 47;

          "Director" means a director of the Company and shall include an Alternate Director;

          "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder;

          "Fair Market Value" means, with respect to a repurchase of any shares of the Company in accordance with Bye-law 10, (i) if such shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws or (ii) if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one independent nationally recognized investment banking firm chosen in good faith by the Board, provided that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (i) shall not include any discount relating to the absence of a public trading market for, or any transfer restrictions on, such shares, and (ii) such calculation shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be;

          "general meeting" means either an annual or a special meeting of the Members;

          "Member" means the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons as the context so requires;

          "notice" means written notice as further defined in these Bye-laws unless otherwise specifically stated;

          "Officer" means any person appointed by the Board to hold an office in the Company;

          "person" means any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust, fund or other enterprise;

          "Purchase Notice" has the meaning set forth in Bye-law 10;


                                     III-4

          "Purchase Price" has the meaning set forth in Bye-law 10;

          "Register of Directors and Officers" means the Register of Directors and Officers referred to in these Bye-laws;

          "Register of Members" means the Register of Members referred to in these Bye-laws;

          "Resident Representative" means any person appointed to act as resident representative and includes any deputy or assistant resident representative; and

          "Secretary" means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary.

     (2) In these Bye-laws, where not inconsistent with the context:

          (a) words denoting the plural number include the singular number and vice versa;

          (b) words denoting the masculine gender include the feminine gender;

          (c) words importing persons include companies, associations or bodies of persons whether corporate or not;

          (d) the word:

              (i) "may" shall be construed as permissive;

              (ii) "shall" shall be construed as imperative; and

          (e) unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

     (3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography and other modes of representing words in a visible form.

     (4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

                               BOARD OF DIRECTORS

2. MANAGEMENT OF THE COMPANY

     (1) The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all corporate and other powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting, and the business and affairs of the Company shall be so controlled by the Board. The Board may also present any petition and make any application in connection with the liquidation or reorganization of the Company.

     (2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board.

     (3) The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

3. POWER TO APPOINT MANAGING DIRECTOR OR CHIEF EXECUTIVE OFFICER

     The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

                                     III-5

4. POWER TO APPOINT MANAGER

     The Board may appoint a person to act as manager of the Company's day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

5. POWER TO AUTHORIZE SPECIFIC ACTIONS

     The Board may from time to time and at any time authorize any person to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

6. POWER TO APPOINT ATTORNEY

     The Board may from time to time and at any time by power of attorney appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company.

7. POWER TO DELEGATE TO A COMMITTEE

     (1) The Board may appoint Board Committees from among its members to consist of not less than one (1) director for each Board Committee. The Board may designate one or more Directors as alternate members of any Board Committee, who may replace any absent or disqualified members at a meeting of such Board Committee. The Board Committees shall have such of the powers and authority of the Board in the management of the business and affairs of the Company as shall, from time to time, so be delegated to them by the Board.

     (2) The Board may appoint other committees to consist of such number of members as may be fixed by the Board, none of whom need be a member of the Board, and may prescribe the powers and authority of such committees.

     (3) Meetings and actions of Board Committees and other committees of the Company shall be governed by, held and taken in accordance with these Bye-laws, with such changes in the context of those Bye-laws as are necessary to substitute the committee and its members for the Board and its members, except that the time of regular meetings of committees may also be called by resolution of the Board and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. Further, the Board or the committee may adopt rules for the governance of any committee not inconsistent with the provisions of these Bye-laws.

8. POWER TO APPOINT AND DISMISS EMPLOYEES

     The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

9. POWER TO BORROW AND CHARGE PROPERTY

     The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

                                     III-6

10. EXERCISE OF POWER TO PURCHASE SHARES OF OR DISCONTINUE THE COMPANY

     (1) The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act.

     (2) Without limiting the foregoing, subject to Section 42A of the Act, if the Board in its absolute and unfettered discretion determines that share ownership by any Member may result in adverse tax, regulatory or legal consequences to the Company, any of its subsidiaries or any of its Members, the Company will have the option, but not the obligation, to purchase all or part of the shares held by such Member (to the extent the Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences) with immediately available funds in an amount equal to the Fair Market Value of such shares on the date the Company sends the Purchase Notice referred to below (the "Purchase Price"); provided, that the Board will use reasonable efforts to exercise this option equally among similarly situated Members (to the extent possible under the circumstances). The Company will also be entitled to assign its purchase right to a third party, which party may be a Member. Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member's shares and, if so required by the Company, shall sell the number of shares that the Company requires it to sell.

     In the event that the Company or its assignee(s) determines to purchase any such shares, the Company shall provide each Member concerned with written notice of such determination (a "Purchase Notice") at least seven (7) calendar days prior to such purchase or such shorter period as each such Member may authorize, specifying the date on which any such shares are to be purchased and the Purchase Price. The Company may revoke the Purchase Notice at any time before it (or its assignee(s)) pays for the shares. Neither the Company nor its assignee(s) shall be obligated to give general notice to the Members of any intention to purchase or the conclusion of any purchase of shares. The Board may authorize any person to sign, on behalf of any Member who is the subject of a Purchase Notice, an instrument of transfer relating to any of such Member's shares which the Company has an option to purchase. Payment of the Purchase Price by the Company or its assignee(s) shall be by wire transfer or certified check and made at a closing to be held no less than seven (7) calendar days after receipt of the Purchase Notice by the Member.

     (3) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to
Section 132G of the Act.

11. ELECTION OF DIRECTORS

     (1) The Board shall consist of not less than two Directors nor more than eighteen Directors with the exact number of Directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board.

     (2) The Directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board. At the date these Bye-laws become effective, the Class I directors, with a term ending in 2001, are Patrick M. Byrne, K. Thomas Kemp and Gordon S. Macklin, the Class II directors, with a term ending in 2002, are John J. Byrne, George J. Gillespie, III, John D. Gillespie and Frank A. Olson and the Class III directors, with a term ending in 2000, are Terry L. Baxter, Howard L. Clark, Jr., Robert P. Cochran and Arthur Zankel. At each succeeding annual general meeting beginning in 2000, successors to the class of directors whose term expires at that annual general meeting shall be elected for a three-year term. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any additional Director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of Directors shorten the term of any incumbent Director. A Director shall hold office until the annual general meeting for the year in which his term expires and until his successor shall be

                                     III-7
elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     (3) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preference Shares issued by the Company shall have the right, voting separately by class or series, to elect Directors at an annual or special general meeting, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Board resolution creating such classes or series of Preference Shares, and such directors so elected shall not be divided into classes pursuant to this Bye-law 11 unless expressly provided by such terms.

12. DEFECTS IN APPOINTMENT OF DIRECTORS

     All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

13. NOTIFICATION OF NOMINATIONS

     Subject to the rights of the holders of any class or series of Preference Shares, nominations for the election of Directors may be made by the Board or by any Member entitled to vote for the election of Directors. Any Member entitled to vote for the election of Directors may nominate persons for election as Directors only if written notice of such Member's intent to make such nomination is given, either by personal delivery or by mail, postage prepaid or any recognized overnight delivery service, to the Secretary of the Company not later than (i) with respect to an election to be held at an annual general meeting, 90 days prior to the anniversary date of the immediately preceding annual meeting or not later than 10 days after notice or public disclosure of the date of the annual meeting is given or made available to Members, whichever date is earlier, and (ii) with respect to an election to be held at a special general meeting for the election of Directors, the close of business on the seventh day following the date on which notice of such meeting is first given to Members. Each such notice shall set forth: (a) the name and address of the Member who intends to make the nomination and of the person or persons to be nominated;
(b) a representation that the Member is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the Member and each such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member; (d) such other information regarding each nominee proposed by such Member as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had each such nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each such nominee to serve as a director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

14. ALTERNATE DIRECTORS

     An individual may be appointed an Alternate Director by or in accordance with a resolution of the members. Unless otherwise determined by the Board (and subject to such limitations as may be set by the Board), no Director shall have the right to appoint another person to act as his Alternate Director.

15. VACANCIES ON THE BOARD, ETC.

     (1) Except in the case of vacancies on the Board that under applicable law must be filled by the Members, any vacancy on the Board that results from an increase in the number of directors shall be filled by a majority of the Board then in office, provided that a quorum is present, and any

                                     III-8
other vacancy occurring in the Board shall be filled by a majority of the directors then in office, even if less than a quorum, or a sole remaining director and the Board shall have the power to appoint an Alternate Director for any Director appointed to fill a vacancy. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

     (2) Unless otherwise determined by the Board, the Members shall not be entitled to remove a Director.

16. NOTICE OF MEETINGS OF THE BOARD; ADJOURNMENT

     (1) Notice of the time and place of each meeting of the Board, whether regular or special, shall be served upon or telephoned or mailed or telegraphed or transmitted by facsimile to each director at his residence or usual place of business, at least twenty-four (24) hours before the time fixed for the meeting.

     (2) A majority of the Directors present, whether or not a quorum is present, may adjourn any Directors meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned.

     (3) Notice of any meeting or any irregularity in any notice may be waived by any Director before the meeting is held. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting by such Director.

17. QUORUM AT MEETINGS OF THE BOARD

     At all meetings of the Board, one half (1/2) of the Directors then in office (but not less than two (2) Directors) if present in person at such meeting shall be sufficient to constitute a quorum for a meeting of Directors.

18. MEETINGS OF THE BOARD

     (1) All meetings of the Directors shall be held at the principal office of the Company or at such other place either within or without Bermuda as shall be designated by the Board.

     (2) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

     (3) Directors may participate in a meeting of the Board through use of conference telephone or similar communications equipment, so long as all Directors participating in such meeting can hear one another. Participation in a meeting of the Board by this means constitutes presence in person at such meeting.

     (4) Unless a greater number is otherwise expressly required by statute or these Bye-laws, every act or decision done or made by a majority of the Directors present at a meeting duly held, at which a quorum is present, shall be regarded as the act of the Board.

19. REGULAR BOARD MEETINGS

     The next meeting of the Board subsequent to the annual general meeting shall be held for the purpose of organizing the Board, electing officers and transacting such other business as may come before the meeting. Thereafter regular meetings of the Board shall be held at such time as may be designated by the Board. If the day fixed for any regular meeting shall fall on a holiday, the meeting shall take place on the next business day, unless otherwise determined by the Board.

                                     III-9

20. SPECIAL BOARD MEETINGS

     Special meetings of the Board may be called by the Chairman of the Board, or by the President, or by any two (2) Directors.

21. CHAIRMAN OF MEETINGS

     The Chairman of the Board, or in the Chairman's absence, any Director selected by the Directors present, shall preside as chairman at meetings of the Board.

22. UNANIMOUS WRITTEN RESOLUTIONS

     Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board shall consent thereto in writing. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. For the purposes of this Bye-law, "Director" shall not include an Alternate Director.

23. CONTRACTS AND DISCLOSURE OF DIRECTORS' INTERESTS

     (1) Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director's firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director.

     (2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest.

     (3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

24. REMUNERATION OF DIRECTORS

     (1) The remuneration (if any) of the Directors shall be as determined by the Directors and shall be deemed to accrue from day to day. The Directors shall also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

     (2) The Directors may by resolution award special remuneration to any Director of the Company undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity, shall be in addition to his remuneration as a Director.

25. REGISTER OF DIRECTORS AND OFFICERS

     The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

                                    OFFICERS

26. PRINCIPAL OFFICERS

     The principal Officers of the Company shall be such officers as the Board may determine. Any two or more of such offices, except those of President and Secretary, may be held by the same person except as prohibited by the Act. The Chairman of the Board need not be an executive officer of the Company.

                                     III-10

27. OTHER OFFICERS

     The Board, the Chairman of the Board or the President may appoint such other Officers as the conduct of the business of the Company may require, each of whom shall hold office for such period as the Board, the Chairman of the Board or the President may from time to time determine.

28. REMUNERATION OF OFFICERS

     The Officers shall receive such remuneration as the Board may from time to time determine.

29. DUTIES OF OFFICERS

     Each Officer shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to him by the Board, or, if such Officer was appointed by the Chairman of the Board or the President, as may be delegated to him by either such person, from time to time.

30. ELECTION

     Each principal Officer shall be elected annually by the Board at its organization meeting after the annual general meeting, or any subsequent meeting of the Board, and (subject to the power of removal by the Board) shall hold office until a successor is elected and qualified or until the officer's death, resignation, disqualification or removal.

31. REMOVAL

     Any principal Officer may be removed either with or without cause by the Board. Upon removal of an Officer, such office shall be deemed vacant.

                                    MINUTES

32. OBLIGATIONS OF BOARD TO KEEP MINUTES

     (1) The Board shall cause minutes to be duly entered in books provided for the purpose:

          (a) of all elections and appointments of Officers;

          (b) of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

          (c) all resolutions and proceedings of general meetings of the Members, meetings of the Board and meetings of committees appointed by the Board.

     (2) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

                                   INDEMNITY

33. RIGHT TO INDEMNIFICATION

     (1) The Company shall indemnify its officers and directors to the fullest extent possible except as prohibited by the Act. Without limiting the foregoing, the Directors, Secretary and other Officers (such term to include, for the purposes of this Bye-law, any Alternate Director or any person appointed to any committee by the Board or any person who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan)) and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the

                                     III-11
execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, provided that this indemnity shall not extend to any matter in respect of which such person is, or may be, found guilty of fraud or dishonesty.

     (2) The Company may purchase and maintain insurance to protect itself and any Director, Officer or other person entitled to indemnification pursuant to this Bye-law to the fullest extent permitted by law.

     (3) All reasonable expenses incurred by or on behalf of any person entitled to indemnification pursuant to Bye-law 33(1) in connection with any proceeding shall be advanced to such person by the Company within twenty (20) business days after the receipt by the Company of a statement or statements from such person requesting such advance or advances from time to time, whether prior to or after final disposition of such proceeding. Such statement or statements shall reasonably evidence the expenses incurred by such person and, if required by law or requested by the Company at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of such person to repay the amounts advanced if it should ultimately be determined that such person is not entitled to be indemnified against such expenses pursuant to this Bye-law.

     (4) The right of indemnification and advancement of expenses provided in this Bye-law shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled, and the provisions of this Bye-law shall inure to the benefit of the heirs and legal representatives of any person entitled to indemnity under this Bye-law and shall be applicable to proceedings commenced or continuing after the adoption of this Bye-law, whether arising from acts or omissions occurring before or after such adoption. Any repeal or modification of the foregoing provisions of this section shall not adversely affect any right or protection existing at the time of such repeal or modification.

34. WAIVER OF CLAIMS

     The Company and each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Director or Officer, and no Director or Officer shall have any liability for monetary damages, on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company, provided that such waiver shall not extend to any matter in respect of which such person is, or may be, found guilty of fraud or dishonesty.

                                     III-12

35. INDEMNIFICATION OF EMPLOYEES

     The Board may provide indemnification and advancement of expenses to the employees of the Company for their acts or omissions as the Board may, from time to time, determine.

                                MEMBERS MEETINGS

36. PLACE OF MEETING

     All meetings of Members shall be held either at the principal office of the Company or at any other place within or without Bermuda as may be designated by the Board.

37. ANNUAL MEETING

     (1) The annual general meeting shall be held on such date, at such time and at such place as shall be designated by the Board and any annual general meeting may be adjourned as provided by law or pursuant to these Bye-laws. At each annual general meeting there shall be elected Directors to serve for the designated term, and such other business shall be transacted as shall properly come before the meeting.

     (2) Any business properly brought before an annual general meeting of the Members of the Company may be transacted at such meeting.

38. BUSINESS TO BE CONDUCTED AT MEETINGS

     Subject to the Act, to be properly brought before a general meeting, business must be specified in the notice of the meeting (or any supplement thereto). Only business which the Board has concluded can be properly brought before a general meeting of Members in accordance with these Bye-laws and applicable law shall be conducted at such meeting, and the chairman of such meeting may refuse to permit any business to be brought before such meeting which has not been properly brought before it in accordance with these Bye-laws and applicable law.

39. NOTICE OF GENERAL MEETING

     Notice of each general meeting, whether annual or special, shall be given in writing to the Members entitled to vote thereat, not less than then (10) nor more than sixty (60) days before such meeting. Notice of any meeting of Members shall specify the place, the day, and the hour of the meeting, as well as the general nature of the business to be transacted. A notice may be given by the Company to any Member either personally or by mail or other means of written communication addressed to the Member at his address appearing on the Register of Members.

40. ACCIDENTAL OMISSION OF NOTICE OF GENERAL MEETING

     The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

41. CALL OF SPECIAL GENERAL MEETING

     (1) Special general meetings for any purpose or purposes may be called only
(i) by the Chairman of the Board; (ii) by the President; (iii) by a majority of the entire Board or (iv) as required by the Act.

     (2) Only such business as is specified in the notice of any special general meeting shall come before such meeting.

                                     III-13

42. POSTPONEMENT OF MEETINGS

     The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

43. QUORUM FOR GENERAL MEETING

     The presence of two or more persons representing, in person or by proxy, not less than a majority of the voting power represented by the shares entitled to vote thereat shall constitute a quorum for the transaction of business at any general meeting.

44. ADJOURNMENT OF MEETINGS

     (1) Any general meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the voting power represented by the shares represented at the meeting, either in person or by proxy, but in the absence of a quorum no other business may be transacted at that meeting.

     (2) When any general meeting, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the date, time and place are announced at a meeting at which the adjournment occurs, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than thirty (30) days from the date set for the original meeting, in which case the Board shall set a new record date. Notice of any such adjourned meeting, if required, shall be given to each Member of record entitled to vote at the adjourned meeting in accordance with the provisions of Bye-law
39. At any adjourned meeting the Company may transact any business that might have been transacted at the original meeting.

45. WRITTEN RESOLUTIONS

     Subject to applicable law, no action required to be taken, or which may be taken, at any annual or special general meeting may be taken without a meeting, and the Members shall have no power to consent in writing, without a meeting, to the taking of any action.

46. ATTENDANCE OF DIRECTORS

     The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

47. LIMITATION ON VOTING RIGHTS OF CONTROLLED SHARES

     (1) Every Member of record owning shares conferring the right to vote present in person or by proxy shall have one vote, or such other number of votes as may be specified in the terms of the issue and rights and privileges attaching to such shares or in these Bye-laws, for each such share registered in such Member's name, provided that if and so long as the votes conferred by the Controlled Shares of any person constitute ten percent (10%) or more of the votes conferred by the issued shares of the Company, each issued share comprised in such Controlled Shares shall confer only a fraction of a vote that would otherwise be applicable according to the following formula:

{(T divided by 10)-1} divided by C.

Where: "T" is the aggregate number of votes conferred by all the issued shares of the Company; and "C" is the number of votes conferred by the Controlled Shares of such person.

"Controlled Shares" in reference to any person means:

                 (i) all shares of the Company directly, indirectly or
                     constructively owned by such person within the meaning of
                     Section 958 of the Internal Revenue Code of 1986, as amended, of the United States of America; and

                                     III-14

                 (ii) all shares of the Company directly, indirectly or
                      constructively owned by any person or "group" of persons within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of the United States of America and the rules and regulations promulgated thereunder; provided that this clause (ii) shall not apply to (a) any person (or any group that includes any person) that is excluded from the definition of Interested Member (set forth in Bye-law 80) or (b) any person or group that the Board, by the affirmative vote of at least seventy-five percent (75%) of the entire Board, may exempt from the provisions of this clause (ii).

     For the purposes of this Bye-law 47, "person" shall mean any individual, firm, partnership, corporation, association, or other entity, or any "group" of persons within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of the United States of America and the rules and regulations thereunder.

     The limitations contained in this Bye-law 47(1) shall not apply to any Member which is a Byrne Entity for any matter submitted to the vote of shareholders, except with respect to the election of directors.

     (2) If, as a result of giving effect to the forgoing provisions of Bye-law 47 or otherwise, the votes conferred by the Controlled Shares of any person would otherwise represent 10% or more of the votes conferred by all the issued shares of the Company, the votes conferred by the Controlled Shares of such person shall be reduced in accordance with the foregoing provisions of Bye-law
47. Such process shall be repeated until the votes conferred by the Controlled Shares of each person represent less than 10% of the votes conferred by all the issued shares of the Company.

     (3) Upon written notification by a Member to the Board, the number of votes conferred by the total number of shares held by such Member shall be reduced to that percentage of the total voting power of the Company, as so designated by such Member (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Member may meet any applicable insurance or other regulatory requirement or voting threshold or limitation that may be applicable to such Member or to evidence that such person's voting power is no greater than such threshold.

     (4) Notwithstanding the foregoing provisions of this Bye-law 47, after having applied such provisions as best as they consider reasonably practicable, the Board may make such final adjustments to the aggregate number of votes conferred by the Controlled Shares of any person that they consider fair and reasonable in all the circumstances to ensure that such votes represent less than 10% (or the percentage designated by a Member pursuant to paragraph (3) of this Bye-law 47) of the aggregate voting power of the votes conferred by all the issued shares of the Company.

48. VOTING AT MEETINGS

     (1) Unless a different number is otherwise expressly required by statute (without modification of these Bye-laws) or these Bye-laws, every act or decision (including any act or resolution regarding any amalgamation, scheme of arrangement, merger, consolidation or sale or transfer of assets that has been approved by the affirmative vote of at least two-thirds of the entire Board) done or made by a majority of the voting power held by the Members present in person or by proxy at a meeting duly held, at which a quorum is present, shall be regarded as the act or resolution of the Members. At any election of Directors, the nominees receiving the highest number of votes, up to the number of Directors to be elected, at such election shall be deemed elected.

     (2) No Member shall be entitled to vote at any general meeting unless he or she is a Member on the record date for such meeting.

     (3) No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not

                                     III-15
disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the general meeting whose decision shall be final and conclusive. Notwithstanding, the foregoing, however, the Chairman of the general meeting may, in his discretion, whether or not an objection has been raised, and if the Chairman considers that such action is necessary to determine accurately the vote count, defer until after the conclusion of the general meeting a decision as to the proper application of Bye-law 47 to any vote at such meeting. If the decision has been so deferred, then the Chairman of the general meeting or, failing such decision within ninety (90) days of the general meeting, the Board, shall make such decision and such decision shall be final and conclusive.

49. PRESIDING OFFICER

     The Chairman of the Board, the President, or another person selected by the Board shall act as chairman of general meetings. The Secretary of the Company, or, in the Secretary's absence, an Assistant Secretary of the Company, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the meeting shall choose any person present to act as secretary of the meeting.

50. CONDUCT OF MEETING; DECISION OF CHAIRMAN

     (1) The chairman shall conduct each general meeting in a manner consistent with the Act and these Bye-laws, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure. The chairman's rulings on procedural matters shall be conclusive and binding on all Members, unless at the time of such ruling a request for a vote on the ruling is made by a Member entitled to vote and represented in person or by proxy at the meeting, in which case the decision of a majority of such Members shall be conclusive and binding on all Members.

     (2) At any general meeting if an amendment shall be proposed to any resolution under consideration but shall be ruled out of order by the chairman of the meeting the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

     (3) At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

51. SENIORITY OF JOINT HOLDERS VOTING

     In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

52. PROXIES

     Every person entitled to vote shares has the right to do so either in person or by one or more persons authorized by a written proxy executed by such Member and filed with the Secretary. Any proxy duly executed shall continue in full force and effect unless revoked by the person executing it by a writing delivered to the Company stating that the proxy is revoked or by a subsequent proxy executed by such Member presented to the meeting or by attendance at a meeting and voting in person by such Member. However, no proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless otherwise provided in the proxy. The decision of the chairman of any general meeting as to the validity of any instrument of proxy shall be final.


                                     III-16

53. REPRESENTATION OF CORPORATIONS AT MEETINGS

     A corporation which is a Member may, by written instrument, authorize such person as it thinks fit to act as its representative at any general meeting and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

                            SHARE CAPITAL AND SHARES

54. RIGHTS OF SHARES

     (1) At the date these Bye-laws become effective, the total number of authorized common shares is fifty million (50,000,000) common shares having a par value of U.S. one dollar ($1.00) per share (the "Common Shares"), and the total number of authorized preference shares is twenty million (20,000,000) preference shares having a par value of U.S. one dollar ($1.00) per share (the "Preference Shares").

     (2) The holders of Common Shares shall, subject to the provisions of these Bye-laws:

          (a) be entitled (subject to Bye-law 47) to one vote per share;

          (b) be entitled to such dividends as the Board may from time to time declare;

          (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

          (d) generally be entitled to enjoy all of the rights attaching to shares.

     (3) The Board shall have the full power to issue any unissued shares of the Company on such terms and conditions as it may, in its absolute discretion, determine. The Board is authorized to provide for the issuance of the Preference Shares in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

     The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

          (a) The number of shares constituting that series and the distinctive designation of that series;

          (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (d) Whether that series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares), and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

          (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of

                                    III-17
              redemption, which amount may vary under different conditions and at different redemption dates;

          (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (g) The right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of any outstanding shares of the Company;

          (h) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment of shares of that series; and

          (i) Any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.

55. POWER TO ISSUE SHARES

     (1) The issuance of any authorized Common Shares or Preference Shares and any other actions permitted to be taken by the Board pursuant to Bye-law 54 must be authorized by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the entire Board.

     (2) Any Preference Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorized and unissued Preference Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution or resolutions of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preference Shares.

     (3) At the discretion of the Board, whether or not in connection with the issuance and sale of any of its shares or other securities, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board, including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the outstanding Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

56. VARIATION OF RIGHTS, ALTERATION OF SHARE CAPITAL AND PURCHASE OF SHARES OF THE COMPANY

     (1) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of a majority of the voting power represented by the issued shares of that class or with the sanction of a resolution passed by a majority of the voting power represented by the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

                                     III-18

     (2) The Company may from time to time if authorized by resolution of the Members change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

     (3) The Company may from time to time, acting through the Board, purchase its own shares in accordance with the provisions of Section 42A of the Act.

57. REGISTERED HOLDER OF SHARES

     (1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

     (2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

58. DEATH OF A JOINT HOLDER

     Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

59. SHARE CERTIFICATES

     (1) Share certificates shall be in such form as shall be required by law and as shall be approved by the Board. Each certificate shall have the corporate seal affixed thereto by impression or in facsimile and shall be signed by the Chairman of the Board, the President, or any Vice President, and countersigned by the Secretary or any Assistant Secretary; provided that certificates may be signed, countersigned or authenticated by facsimile signatures as provided by law.

     (2) Except as provided in this Bye-law 59, new certificates for shares shall not be issued to replace an old certificate unless the latter is surrendered to the Company and cancelled at the same time. The Board may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including provision for indemnification of the Company secured by a bond or other adequate security which the Board deems sufficient to protect the Company against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

                                  RECORD DATES

60. DETERMINATION OF RECORD DATES

     Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

             (a) determining the Members entitled to receive any dividend; and

                                    III-19

             (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

                               TRANSFER OF SHARES

61. INSTRUMENT OF TRANSFER

     (1) An instrument of transfer shall be in such common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

     (2) The Board may refuse to recognize any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

62. RESTRICTION ON TRANSFER

     (1) The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained.

     (2) If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

63. TRANSFERS BY JOINT HOLDERS

     The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

                             TRANSMISSION OF SHARES

64. REPRESENTATIVE OF DECEASED MEMBER

     In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognized by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorized to deal with the shares of a deceased Member.

65. REGISTRATION ON DEATH OR BANKRUPTCY

     Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer satisfactory to the Board. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration

                                    III-20
as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

66. DECLARATION OF DIVIDENDS BY THE BOARD

     The Board may declare and make such dividends or other distributions (in each case in cash or in specie, as valued by the Board, or a combination thereof) to the Members as may be lawfully made out of the assets of the Company.

67. UNCLAIMED DIVIDENDS

     (1) Any dividend or other monies payable in respect of a share which has remained unclaimed for 5 years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company's own account. Such payment shall not constitute the Company a trustee in respect thereof.

68. UNDELIVERED PAYMENTS

     The Company shall be entitled to cease sending dividend payments and cheques by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the Member's new address. The entitlement conferred on the Company by this Bye-law in respect of any Member shall cease if the Member claims a dividend or cashes a dividend warrant or cheque.

69. INTEREST ON DIVIDENDS

     No dividend or distribution shall bear interest against the Company.

                                 CAPITALIZATION

70. ISSUE OF BONUS SHARES

     The Board may resolve to capitalize any part of the amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares to the Members.

                                    III-21

                                  FISCAL YEAR

71. FINANCIAL YEAR END

     The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

                                     AUDIT

72. APPOINTMENT OF AUDITOR

     Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company.

73. REMUNERATION OF AUDITOR

     The Board may fix the remuneration of the Auditor as it may determine.

                                    NOTICES

74. NOTICES TO MEMBERS OF THE COMPANY

     A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member's address in the Register of Members or to such other address given for the purpose. For the purposes of this Bye-law, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile or other mode of representing words in a legible and non-transitory form.

75. NOTICES TO JOINT MEMBERS

     Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

76. SERVICE AND DELIVERY OF NOTICE

     Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.


                              CERTAIN SUBSIDIARIES

77. CERTAIN SUBSIDIARIES

     With respect to any company incorporated under the laws of Bermuda all of the voting shares of which are owned by the Company, and any other subsidiary of the Company designated by the Board of the Company (together, the "Designated Companies"), the board of directors of each such Designated Company shall consist of the persons who have been elected by the Members as Alternate Directors of the Company in accordance with Bye-law 14 or as Designated Company Directors. Notwithstanding the general authority set out in Bye-law 2(1), the Board shall vote all shares owned by the Company in each Designated Company to ensure the constitutional documents of such Designated Company require such Alternate Directors of the Company or Designated Company Directors to be elected as the directors of such Designated Company, and to elect such

                                    III-22

Alternate Directors or Designated Company Directors, as the case may be, as the directors of such Designated Company. The Company shall enter into agreements with each such Designated Company to effectuate or implement this Bye-Law.

                              SEAL OF THE COMPANY

78. THE SEAL

     The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use outside Bermuda.

                                   WINDING-UP

79. WINDING-UP/DISTRIBUTION BY LIQUIDATOR

     If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

                             BUSINESS COMBINATIONS

80. BUSINESS COMBINATIONS

     (1) The Company shall not engage in any business combination with any Interested Member for a period of three years following the time that such Member became an Interested Member, unless:

          (a) prior to such time the Board approved either the business combination or the transaction which resulted in the Member becoming an Interested Member, or

          (b) upon consummation of the transaction which resulted in the Member becoming an Interested Member, the Interested Member owned at least 85% of the voting shares of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned
              (i) by persons who are Directors and also officers and (ii) employee share plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

          (c) at or subsequent to such time the business combination is approved by the Board and authorized at an annual or special general meeting, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting shares which are not owned by the Interested Member.

     (2) The restrictions contained in this Bye-law shall not apply if:

          (a) a Member becomes an Interested Member inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the Member ceases to be an Interested Member and
              (ii) would not, at any time within the 3 year period immediately prior to a business combination between the Company and such Member, have been an Interested Member but for the inadvertent acquisition of ownership; or

                                    III-23

          (b) the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this paragraph; (ii) is with or by a person who either was not an Interested Member during the previous 3 years or who became an Interested Member with the approval of the Board; and (iii) is approved or not opposed by a majority of the members of the Board then in office (but not less than 1) who were Directors prior to any person becoming an Interested Member during the previous 3 years or were recommended for election or elected to succeed such Directors by a majority of such Directors. The proposed transactions referred to in the preceding sentence are limited to (x) an amalgamation, scheme of arrangement, merger, consolidation or similar transaction involving the Company (except for any such transaction in respect of which no vote of the Members of the Company is required);
              (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect subsidiary of the Company (other than to any direct or indirect wholly-owned subsidiary of the Company or to the Company) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding shares of the Company; or (z) a proposed tender or exchange offer for 50% or more of the outstanding voting shares of the Company. The Company shall give not less than 20 days notice to all Interested Members prior to the consummation of any of the transactions described in clauses (x) or (y) of the second sentence of this paragraph.

     (3) As used in this Bye-law only, the term:

          (a) "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

          (b) "associate," when used to indicate a relationship with any person, means (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares, (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

          (c) "business combination," when used in reference to the Company and any Interested Member of the Company, means:

                      (i) any amalgamation, scheme of arrangement, merger,
                          consolidation or similar transaction involving the Company or any direct or indirect subsidiary of the Company with (A) the Interested Member, or (B) with any other corporation, partnership, unincorporated association or other entity if such transaction is caused by the Interested Member and as a result of such transaction subsection (a) of this section is not applicable to the surviving entity;

                      (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a Member of such Company, to or with the Interested Member, whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect subsidiary of the Company which assets have an aggregate market value equal to 10%

                                    III-24
                            or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding shares of the Company;

                      (iii) any transaction which results in the issuance or
                            transfer by the Company or by any direct or indirect subsidiary of the Company of any shares of the Company or of such subsidiary to the Interested Member, except (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company or any such subsidiary which securities were outstanding prior to the time that the Interested Member became such, (B) pursuant to a Subsidiary Amalgamation; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company or any such subsidiary which security is distributed, pro rata to all holders of a class or series of shares of the Company subsequent to the time the Interested Member became such,
                            (D) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares, or (E) any issuance or transfer of shares by the Company, provided however, that in no case under (C)-(E) above shall there be an increase in the Interested Member's proportionate share of the shares of any class or series of the Company or of the voting shares of the Company;

                      (iv) any transaction involving the Company or any direct
                           or indirect subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate share of the shares of any class or series, or securities convertible into the shares of any class or series, of the Company or of any such subsidiary which is owned by the Interested Member, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the Interested Member; or

                      (v) any receipt by the Interested Member of the benefit,
                          directly or indirectly (except proportionately as a Member of the Company) of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subparagraphs
                          (i)-(iv) above) provided by or through the Company or any direct or indirect subsidiary.

          (d) "control," including the term "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Bye-law, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

          (e) "Interested Member" means any person (other than the Company and any direct or indirect subsidiary of the Company) that (i) is the owner of 15% or more of the

                                    III-25
              outstanding voting shares of the Company, or (ii) is an affiliate or associate of the Company and was the owner of 15% or more of the outstanding voting shares of the Company at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Member, and the affiliates and associates of such person; provided, however, that the term "Interested Member" shall not include (x) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company provided that such person shall be an Interested Member if thereafter such person acquires additional shares of voting shares of the Company, except as a result of further corporate action not caused, directly or indirectly, by such person or (y) any Byrne Entity. "Byrne Entity" means any of John J. Byrne, any foundation or trust established by John J. Byrne, Patrick Byrne, and any associate or affiliate of any of them (or any group of which any of them is a part), as defined under Section 13(d) of the United States Securities Exchange Act of 1934, as amended. For the purpose of determining whether a person is an Interested Member, the voting shares of the Company deemed to be outstanding shall include shares deemed to be owned by the person through application of paragraph (h) of this subsection but shall not include any other unissued shares of such Company which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          (f) "stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

          (g) "voting stock" means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

          (h) "owner" including the terms "own" and "owned" when used with respect to any stock means a person that individually or with or through any of its affiliates or associates:

             (i) beneficially owns such stock, directly or indirectly; or

             (ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

             (iii) has any arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of clause
                   (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

             (i) "Subsidiary Amalgamation" means an amalgamation, scheme of arrangement, merger, consolidation or similar transaction with or into a single direct or indirect wholly-

                                    III-26
        owned subsidiary of the Company if: (1) the Company and the direct or indirect wholly-owned subsidiary of the Company are the only constituent companies to such transaction; (2) each share or fraction of a share of the Company outstanding immediately prior to the effective time of such transaction is converted in such transaction into a share or equal fraction of a share of shares of a holding company having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof, as the share of the constituent company being converted in such transaction; (3) the holding company and each of the constituent companies to such transaction are companies incorporated in Bermuda; (4) the memorandum of association and bye-laws of the holding company immediately following the effective time of such transaction contain provisions identical to the memorandum of continuance and bye-laws of the Company immediately prior to the effective time of such transaction (other than provisions, if any, regarding the incorporator or incorporators, the corporate name, the registered office and agent, the initial board of directors and the initial subscribers for shares and such provisions contained in any amendment to the charter documents as were necessary to effect a change, exchange, reclassification or cancellation of shares, if such change, exchange, reclassification or cancellation has become effective); (5) as a result of such transaction the Company or its successor or continuing company becomes or remains a direct or indirect wholly-owned subsidiary of the holding company; (6) the directors of the Company become or remain the directors of the holding company upon the effective time of such transaction; (7) the memorandum of association and bye-laws of the surviving or continuing company immediately following the effective time of such transaction are identical to the memorandum of association and bye-laws of the Company immediately prior to the effective time of such transaction (other than provisions, if any, regarding the incorporator or incorporators, the corporate name, the registered office and agent, the initial board of directors and the initial subscribers for shares and such provisions contained in any amendment to the charter documents as were necessary to effect a change, exchange, reclassification or cancellation of shares, if such change, exchange, reclassification or cancellation has become effective); provided, however, that (i) the memorandum of association and bye-laws of the surviving or continuing company shall be amended in such transaction to contain a provision requiring that any act or transaction by or involving the surviving or continuing company that requires for its adoption under the Act or its bye-laws the approval of the Members of the surviving or continuing company shall, by specific reference to this subsection, require, in addition, the approval of the Members of the holding company (or any successor), by the same vote as is required by the Act and/or by its bye-laws of the surviving or continuing company, and (ii) the bye-laws of the surviving or continuing company may be amended in such transaction to reduce the number of classes and shares of capital stock that the surviving or continuing company is authorized to issue; and (8) the Members of the Company do not recognize gain or loss for United States federal income tax purposes as determined by the board of directors of the constituent company.

     (4) Notwithstanding any other provisions of these Bye-laws (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or these Bye-laws), the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the voting power represented by the votes entitled to be cast by the holders of all the then outstanding voting shares voting together as a single class, excluding voting shares beneficially owned by any Interested Member, shall be required to amend, alter, change, or repeal, or adopt any provision as part of these Bye-laws inconsistent with the purpose and intent of, this Bye-law 80; provided, however, that this Bye-law 80(4) shall not apply to, and such sixty-six and two-thirds percent (66 2/3%) vote shall not be required for, any such amendment, repeal or adoption recommended by the affirmative vote of at least seventy-five percent (75%) of the entire Board (not including Directors who are affiliates of any Interested Member).

                                    III-27

                             ALTERATION OF BYE-LAWS

81. ALTERATION OF BYE-LAWS

     No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved both by a resolution of the Board and by a resolution of the Members, provided that, if under applicable law, action by the Board would be sufficient to amend a Bye-law (in the absence of this sentence), then only a resolution of the Board shall be required to amend such Bye-law.

     Notwithstanding any other provision of these Bye-laws, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with the purpose or intent of, Bye-laws 10(2), 11, 15, 34, 41, 47, 48(3), 54, 55 and 81. In addition, the affirmative vote set forth in Bye-law 80(4) shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with the purpose or intent of, Bye-law 80. In addition, the consent of a majority of the shares held by the Byrne Entities shall be required to amend, alter, change or repeal, or adopt any provision that would adversely affect, the exemptions provided to the Byrne Entity (or its constituents members) under Bye-laws 47 or 80.



                                    III-28

                                    [Logo]

                     WHITE MOUNTAINS INSURANCE GROUP, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS ON OCTOBER 22, 1999

     The undersigned hereby appoints John J. Byrne and K. Thomas Kemp, and each of them, with full power of substitution, as the proxy or proxies of the undersigned to vote all shares of common stock of WHITE MOUNTAINS INSURANCE GROUP, INC. which the undersigned is entitled to vote at the special meeting of Stockholders of WHITE MOUNTAINS INSURANCE GROUP, INC. to be held at Hotel Plaza Athenee, Le Trianon Room, 37 East 64th Street, New York, NY 10021, on October 22, 1999 at 10:00 a.m. local time, and at any adjournment or postponement thereof, with all powers that the undersigned would have if personally present thereat.

     This proxy, when properly executed, will be voted in the manner directed, or if no direction is made, for Proposal 1 listed on the reverse side. Discretionary authority is hereby conferred as to all other matters that may come before the meeting.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

              (IMPORTANT--TO BE SIGNED AND DATED ON REVERSE SIDE)

                       INSTRUCTIONS FOR VOTING YOUR PROXY

     Stockholders of record of White Mountains Insurance Group, Inc. may vote their proxies by mail:

     o Simply mark, sign and date your proxy card and return it in the postage-paid envelope.

             COMPANY NUMBER                              CONTROL NUMBER


                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

/x/  Please mark votes
     as in this example


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1. Proposal to approve the proposed corporate reorganization whereby White Mountains Insurance Group, Inc. will change its domicile from Delaware to Bermuda pursuant to (i) an Agreement and Plan of Merger, a copy of which is attached as Annex I to the proxy statement/prospectus, pursuant to which White Mountains Insurance Group, Inc. will be merged with and into White Mountains Insurance Group (Arizona), Inc., a newly-formed, wholly-owned subsidiary, and (ii) a memorandum of continuance, a copy of which is attached as Annex II to the proxy statement/prospectus, upon the registration of which White Mountains Insurance Group-Arizona will become a Bermuda company (with bye-laws in the form of annex III to the proxy statement/prospectus) through a continuance procedure under Arizona and Bermuda law and to authorize the board of directors to exercise the powers of the board of directors set out in such bye-laws and to take any and all actions deemed necessary or advisable to give effect to the reorganization.

                FOR     / /           AGAINST     / /         ABSTAIN     / /

                                          DATED:__________________________, 1999
                                          _____________________________________,
                                          _____________________________________,
                                          SIGNATURE(S)
                                          [IMPORTANT: Please sign exactly as
                                          your name(s) appear(s) hereon. If you
                                          are acting as attorney-in-fact,
                                          corporate officer or in a fiduciary
                                          capacity, please indicate the capacity
                                          in which you are signing.]